Fund	Ticker Symbols
	Class A	Class B	Class C	Class 529A	Class 529B	Class 529C
MFS® Series Trust I:
MFS® Cash Reserve Fund	MSRXX	MCRXX	MCCXX	MACXX	MRBXX	MRCXX
MFS® Core Equity Fund	MRGAX	MRGBX	MRGCX	N/A	N/A	N/A
MFS® Global Leaders Fund	GLOAX	GLOBX	GLOCX	N/A	N/A	N/A
MFS® Low Volatility Equity Fund	MLVAX	MLVBX	MLVGX	N/A	N/A	N/A
MFS® Low Volatility Global Equity Fund	MVGAX	MVGBX	MVGCX	N/A	N/A	N/A
MFS® New Discovery Fund	MNDAX	MNDBX	MNDCX	EANDX	EBNDX	ECNDX
MFS® Research International Fund	MRSAX	MRIBX	MRICX	EARSX	EBRIX	ECRIX
MFS® Technology Fund	MTCAX	MTCBX	MTCCX	N/A	N/A	N/A
MFS® Value Fund	MEIAX	MFEBX	MEICX	EAVLX	EBVLX	ECVLX
MFS® Series Trust IV:
MFS® Global New Discovery Fund	GLNAX	GLNBX	GLNCX	N/A	N/A	N/A
MFS® Mid Cap Growth Fund	OTCAX	OTCBX	OTCCX	EAMCX	EBCGX	ECGRX

Fund	Ticker Symbols
	Class I	Class R1	Class R2	Class R3	Class R4	Class R5

MFS® Series Trust I:
MFS® Cash Reserve Fund	N/A	CRVXX	CRMXX	CRJXX	CRKXX	N/A
MFS® Core Equity Fund	MRGRX	MRGGX	MRERX	MRGHX	MRGJX	MRGKX
MFS® Global Leaders Fund	GLODX	N/A	N/A	N/A	N/A	N/A
MFS® Low Volatility Equity Fund	MLVHX	MLVMX	MLVOX	MLVPX	MLVRX	MLVTX
MFS® Low Volatility Global Equity Fund	MVGIX	MVGJX	MVGKX	MVGLX	MVGMX	MVGNX
MFS® New Discovery Fund	MNDIX	MNDGX	MNDRX	MNDHX	MNDJX	MNDKX
MFS® Research International Fund	MRSIX	MRSGX	MRSRX	MRSHX	MRSJX	MRSKX
MFS® Technology Fund	MTCIX	MTCKX	MTERX	MTCHX	MTCJX	MTCLX
MFS® Value Fund	MEIIX	MEIGX	MVRRX	MEIHX	MEIJX	MEIKX
MFS® Series Trust IV:
MFS® Global New Discovery Fund	GLNIX	GLNJX	GLNKX	GLNLX	GLNMX	GLNNX
MFS® Mid Cap Growth Fund	OTCIX	OTCGX	MCPRX	OTCHX	OTCJX	OTCKX

Fund	Ticker Symbols
MFS® Series Trust IV:
MFS® Government Money Market Fund	MMGXX
MFS® Money Market Fund	MCMXX

This Statement of Additional Information ("SAI") contains additional information about each fund listed above (references to "a Fund" or "the Fund" mean each Fund listed on the cover page, unless otherwise noted), and should be read in conjunction with the Fund's Prospectus dated December 29, 2013.  The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders.  You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

DECEMBER-SAI-COMBINED-122913

Table of Contents:

DEFINITIONS                                                                                                                                                                                                  1

MANAGEMENT OF THE FUND                                                                                                                                                     1

SALES CHARGES                                                                                                                                                                               6

DISTRIBUTION PLAN                                                                                                                                                                       6

FINANCIAL INTERMEDIARY COMPENSATION                                                                                                                       7

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS                                                                                                     7

NET INCOME AND DISTRIBUTIONS                                                                                                                                            8

TAX CONSIDERATIONS                                                                                                                                                                  8

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                                                                                   14

DISCLOSURE OF PORTFOLIO HOLDINGS AND OTHER FUND INFORMATION                                                             16

DETERMINATION OF NET ASSET VALUE                                                                                                                               18

SHAREHOLDER SERVICES                                                                                                                                                            19

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES                                                                                       19

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
FINANCIAL STATEMENTS                                                                                                                                                          20

APPENDIX A -- TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND A-1

APPENDIX B -- TRUSTEE COMPENSATION AND COMMITTEES B-1

APPENDIX C -- SHARE OWNERSHIP C-1

APPENDIX D-- PORTFOLIO MANAGER(S) D-1

APPENDIX E -- PROXY VOTING POLICIES AND PROCEDURES E-1

APPENDIX F -- CERTAIN SERVICE PROVIDER COMPENSATION F-1

APPENDIX G -- SALES CHARGES G-1

APPENDIX H -- WAIVERS OF SALES CHARGES H-1

APPENDIX I -- DISTRIBUTION PLAN PAYMENTS I-1

APPENDIX J -- FINANCIAL INTERMEDIARY COMPENSATION J-1

APPENDIX K -- INVESTMENT STRATEGIES AND RISKS K-1

APPENDIX L -- INVESTMENT RESTRICTIONS L-1

APPENDIX M -- PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS M-1

APPENDIX N -- RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS N-1

APPENDIX O -- DESCRIPTION OF RATINGS O-1

DEFINITIONS

"1940 Act" – the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.

"Board" – the Board of Trustees of the MFS Funds.

"Employer Retirement Plans" – includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level.

"Financial intermediary" – includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling, administration or other similar agreement with MFD, MFS, or any of their affiliates.

"Fund" – references to "a Fund" or "the Fund" mean each Fund listed on the cover page, unless otherwise noted.

"Independent Trustees" – trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund.

"Majority Shareholder Vote" – as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

"MFD" or the "Distributor" – MFS Fund Distributors, Inc., a Delaware corporation.

"MFS" or the "Adviser" – Massachusetts Financial Services Company, a Delaware corporation.

"MFSC" – MFS Service Center, Inc., a Delaware corporation.

"MFS Fund" – a fund managed by MFS and overseen by the Board.

"MFS Funds" – collectively, the funds managed by MFS and overseen by the Board.

"Prospectus" – the Prospectus of the Fund, dated December 29, 2013, as amended or supplemented from time to time.

"SEC" – Securities and Exchange Commission.

"Trust" – references to a "Trust" mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.

MANAGEMENT OF THE FUND

Organization of the Fund
MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Global Leaders Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Technology Fund, and MFS Value Fund, each an open-end investment company, are series of MFS Series Trust I, a Massachusetts business trust organized in 1986. MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS New Discovery Fund, MFS Research International Fund, and MFS Value Fund are diversified Funds. MFS Global Leaders Fund and MFS Technology Fund are non-diversified Funds.

MFS Global New Discovery Fund, MFS Government Money Market Fund, MFS Mid Cap Growth Fund, and MFS Money Market Fund, each an open-end investment company, are series of MFS Series Trust IV, a Massachusetts business trust organized in 1975. MFS Global New Discovery Fund, MFS Government Money Market Fund, MFS Mid Cap Growth Fund, and MFS Money Market Fund are diversified Funds.

Trustees/Officers
Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Board and the Board’s oversight of the MFS Funds’ risk management process. The Board consists of ten Trustees, nine of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the MFS Funds overseen by the Board and the aggregate amount of assets under management in the MFS Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board.  Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. Three of the Committees have as members all of the Independent Trustees, and the remaining Committees have four Independent Trustees as members. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the MFS Funds’ Independent Chief Compliance Officer. The Independent Trustees also meet periodically with the MFS Funds’ Independent Chief Compliance Officer to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the MFS Funds’ compliance policies and procedures.  The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the MFS Funds.

Each MFS Fund has retained MFS as its investment adviser and administrator. MFS provides each MFS Fund with investment advisory services, and is responsible for day-to-day administration of each MFS Fund and management of the risks that arise from each MFS Fund's investments and operations. Certain employees of MFS serve as each MFS Fund's officers, including each MFS Fund's principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates. In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview.  In the course of providing oversight, the Board and the Committees receive a wide range of reports on each MFS Fund's activities, including regarding each MFS Fund’s investment portfolio, the compliance of each MFS Fund with applicable laws, and each MFS Fund’s financial accounting and reporting. The Board also meets periodically with the portfolio managers of each MFS Fund to receive reports regarding the management of each MFS Fund, including its investment risks.  The Board and the relevant Committees meet periodically with MFS’ Chief Enterprise Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks which could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above.  In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each MFS Fund's auditor, custodian, and pricing service providers.

Trustees and Officers -- Identification and Background — The identification and background of the Trustees and Officers of the Trust, as well as an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve, are set forth in APPENDIX A.

Trustee Compensation and Committees — Compensation paid to the Independent Trustees for certain specified periods, as well as information regarding Committees of the Board, is set forth in APPENDIX B.

Share Ownership
Information concerning the ownership of Fund shares (i) by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in the MFS Funds, (ii) by investors who are deemed to “control” the Fund, if any, and (iii) by investors who own 5% or more of any class of Fund shares (if no classes, of the Fund), if any, is set forth in APPENDIX C.

Portfolio Manager(s)
For each Fund except MFS Cash Reserve Fund, MFS Government Money Market Fund, and MFS Money Market Fund (each a "Money Market Fund"; collectively, the "Money Market Funds"), information regarding other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest of the Fund's portfolio manager(s), is set forth in APPENDIX D.

Investment Adviser
MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

As of February 1, 2010, MFS signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact.  As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to: incorporate environmental, social and corporate governance (ESG) issues into its investment analysis and decision-making processes; be an active owner and incorporate ESG issues into its ownership policies and practices; seek appropriate disclosure on ESG issues by the entities in which it invests; promote acceptance and implementation of the PRI within the investment industry; work to enhance the effectiveness in implementing the PRI; and report on activities and progress toward implementing the PRI.  While MFS aspires to follow the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legal commitment to do so and MFS may take actions that may be inconsistent with the PRI or may fail to take actions that would be consistent with the PRI.

Unless otherwise noted, MFS votes proxies on behalf of the Fund pursuant to the proxy voting policies and procedures set forth in APPENDIX E. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available beginning in August of each year without charge by visiting mfs.com and clicking on “Proxy Voting” and by visiting the SEC’s Web site at http://www.sec.gov.

Investment Advisory Agreement – MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an investment advisory fee, computed and paid monthly, as follows:

For MFS Cash Reserve Fund, the management fee set forth in the Investment Advisory Agreement is 0.40% of the Fund's average daily net assets annually. MFS has voluntarily agreed to waive all or a portion of the management fee of the Fund and bear some or all of the Fund's expenses to avoid a negative yield for the Fund. MFS may terminate this voluntary waiver at any time. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the period from April 1, 2013, to August 31, 2013, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets.

For MFS Core Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.65% of the Fund's average daily net assets annually of the first $500 million, and 0.55% of the Fund's average daily net assets annually in excess of $500 million. Effective August 1, 2013, MFS has agreed in writing to reduce its management fee to 0.50% of the Fund's average daily net assets annually in excess of $2.5 billion. This written agreement will remain in effect until modified by the Fund's Board, but such agreement will continue until at least December 31, 2014. In addition, effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the period from April 1, 2013, to August 31, 2013, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets.

For MFS Global Leaders Fund, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund's average daily net assets annually up to $1 billion, 0.75% of the Fund's average daily net assets annually over $1 billion and up to $2.5 billion, and 0.65% of the Fund's average daily net assets annually in excess of $2.5 billion. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the period from April 1, 2013 to August 31, 2013, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity), such that

"Total Annual Fund Operating Expenses" do not exceed 1.45% of the Fund’s average daily net assets annually for Class A shares, 2.20% of the Fund’s average daily net assets annually for each of Class B and Class C shares, and 1.20% of the Fund’s average daily net assets annually for Class I shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least December 31, 2014.

For MFS Global New Discovery Fund, the management fee set forth in the Investment Advisory Agreement is 0.975% of the Fund's average daily net assets annually up to $1 billion, 0.90% of the Fund's average daily net assets annually in excess of $1 billion up to $2.5 billion, and 0.85% of the Fund's average daily net assets annually in excess of $2.5 billion. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the period from April 1, 2013, to August 31, 2013, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets. MFS has agreed in writing to bear the Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.50% of the Fund's average daily net assets annually for each of Class A and Class R3 shares, 2.25% of the Fund's average daily net assets annually for each of Class B, Class C and Class R1 shares, 1.25% of the Fund's average daily net assets annually for each of Class I and Class R4 shares, 1.75% of the Fund's average daily net assets annually for Class R2 shares, and 1.22% of the Fund's average daily net assets annually for Class R5 shares.  This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least December 31, 2014.

For MFS Government Money Market Fund, the management fee set forth in the Investment Advisory Agreement is 0.40% of the Fund's average daily net assets annually of the first $1 billion, and 0.35% of the Fund’s average daily net assets annually in excess of $1 billion. MFS has voluntarily agreed to waive all or a portion of the management fee of the Fund and bear some or all of the Fund's expenses to avoid a negative yield for the Fund.  MFS may terminate this voluntary waiver at any time. In addition, effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board.  For the period from April 1, 2013, to August 31, 2013, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets.

For MFS Low Volatility Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.75% of the Fund's average daily net assets annually of the first $1 billion, 0.70% of the Fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion, and 0.65% of the Fund's average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee to 0.60% of the Fund's average daily net assets annually up to $1 billion, and 0.55% of the Fund's average daily net assets annually in excess of $1 billion. This written agreement will remain in effect until modified by the Fund's Board, but such agreement will continue until at least December 31, 2014. In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. MFS has agreed in writing to bear the Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.20% of the Fund's average daily net assets annually for each of Class A and Class R3 shares, 1.95% of the Fund's average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.95% of the Fund's average daily net assets annually for each of Class I and Class R4 shares, 1.45% of the Fund's average daily net assets annually for Class R2 shares, and 0.91% of the Fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least December 31, 2014.

For MFS Low Volatility Global Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund's average daily net assets annually of the first $1 billion, 0.75% of the Fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion, and 0.65% of the Fund's average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee to 0.75% of the Fund's average daily net assets annually up to $1 billion, and 0.70% of the Fund's average daily net assets annually in excess of $1 billion. This written agreement will remain in effect until modified by the Fund's Board, but such agreement will continue until at least December 31, 2014. In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. MFS has agreed in writing to bear the Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.35% of the Fund's average daily net assets annually for each of Class A and Class R3 shares, 2.10% of the Fund's average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.10% of the Fund's average daily net assets annually for each of Class I and Class R4 shares, 1.60% of the Fund's average daily net assets annually for Class R2 shares, and 1.06% of the Fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least December 31, 2014.

For MFS Mid Cap Growth Fund, the management fee set forth in the Investment Advisory Agreement is 0.75% of the Fund's average daily net assets annually of the first $3 billion, and 0.70% of the Fund's average daily net assets annually in excess of $3 billion. MFS has agreed in writing to reduce its management fee to 0.70% of the Fund's average daily net assets annually in excess of $1 billion. This written agreement will remain in effect until modified by the Fund's Board, but such agreement will continue until at least December 31, 2014. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the period from April 1, 2013 to August 31, 2013, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets. MFS has agreed in writing to bear the Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.30% of the Fund's average daily net assets annually for each of Class A and Class R3 shares, 2.05% of the Fund's average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.05% of the Fund's average daily net assets annually for each of Class I and Class R4 shares, 1.35% of the Fund's average daily net assets annually for Class 529A shares, 2.10% of the Fund's average daily net assets annually for each of Class 529B and Class 529C shares, 1.55% of the Fund's average daily net assets annually for Class R2 shares, and 0.95% of the Fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least December 31, 2014.

For MFS Money Market Fund, the management fee set forth in the Investment Advisory Agreement is 0.40% of the Fund's average daily net assets annually of the first $1 billion, and 0.35% of the Fund’s average daily net assets annually in excess of $1 billion.
MFS has voluntarily agreed to waive all or a portion of the management fee of the Fund and bear some or all of the Fund's expenses to avoid a negative yield for the Fund.  MFS may terminate this voluntary waiver at any time. In addition, effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board.  For the period from April 1, 2013, to August 31, 2013, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets.

For MFS New Discovery Fund, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund's average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.80% of the Fund's average daily net assets annually over $1 billion up to $2.5 billion, and 0.75% of the Fund's average daily net assets annually over $2.5 billion. This written agreement will remain in effect until modified by the Fund’s Board, but such agreement will continue until at least December 31, 2014.  In addition, effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board of Trustees. For the period from April 1, 2013, to August 31, 2013, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets.

For MFS Research International Fund, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund’s average daily net assets annually up to $1 billion, 0.80% of the Fund’s average daily net assets annually in excess of $1 billion up to $2 billion, and 0.70% of the Fund’s average daily net assets annually in excess of $2 billion. Effective August 1, 2013, MFS has agreed in writing to reduce its management fee to 0.65% of the Fund's average daily net assets annually in excess of $5 billion to $10 billion, and 0.60% of the Fund's average daily net assets annually in excess of $10 billion. This written agreement will remain in effect until modified by the Fund's Board, but such agreement will continue until at least December 31, 2014. In addition, effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the period from April 1, 2013, to August 31, 2013, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets.

For MFS Technology Fund, the management fee set forth in the Investment Advisory Agreement is 0.75% of the Fund's average daily net assets annually of the first $1 billion and 0.70% of the Fund's average daily net assets annually in excess of $1 billion. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the period from April 1, 2013, to August 31, 2013, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets.

For MFS Value Fund, the management fee set forth in the Investment Advisory Agreement is 0.60% of the Fund's average daily net assets annually of the first $7.5 billion, 0.53% of the Fund's average daily net assets annually of the next $2.5 billion; and 0.50% of the fund's average daily net assets annually in excess of $10 billion. MFS has agreed in writing to reduce its management fee to 0.45% of the Fund's average daily net assets annually in excess of $20 billion. This written agreement will remain in effect until modified by the Fund's Board, but such agreement will continue until at least December 31, 2014. In addition, effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees.  For the period from April 1, 2013, to August 31, 2013, this management fee reduction amounted to less than 0.01% of the fund's average daily net assets.

MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.

The Trust pays the compensation of the Independent Trustees and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFD, provides that MFD is to pay some or all of such expenses. Expenses of the Trust which are not attributable to a specific Fund are allocated among the MFS Funds in the Trust in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by Majority Shareholder Vote and, in either case, by a majority of the Independent Trustees. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party, on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one MFS Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other MFS Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

Administrator
MFS provides the Fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for providing these services based on the amount of assets in the Fund and/or the type of fund.

Shareholder Servicing Agent
MFSC, a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee from the Fund based on the amount of assets in the fund, the types of accounts through which shareholders invest in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC also contracts with other entities to provide some or all of the services described above.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund.  These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above.  MFSC is also reimbursed for payments made under agreements with service providers that provide sub-accounting, transaction processing, and/or other shareholder services ("Shareholder Servicing Payments"), that may include receiving instructions for the purchase, exchange or redemption of shares; preparing and transmitting periodic statements; providing or causing to be provided prospectuses, annual reports, semi-annual reports, shareholder notices, and other shareholder communications; providing required tax services and documents; calculating and assessing sales charges; and calculating and recording or distributing distributions to shareholders.  Service providers receive an annualized fee based on the Fund’s average daily net assets serviced by the service provider and/or a fee for each year, or portion thereof, for each Fund account serviced by the service provider.  Payments vary by service provider and may be significant to the service provider.

Special Servicing Agreement
Under a Special Servicing Agreement among MFS, each MFS Fund which primarily invests in other MFS Funds (currently, the MFS Lifetime Funds, MFS Asset Allocation Funds, and MFS International Diversification Fund (the “MFS Funds-of-Funds”)) and Participating Funds in which an MFS Fund-of-Funds invests, Participating Funds pay to MFSC a portion of each MFS Fund-of-Funds transfer agent-related expenses, including Shareholder Servicing Payments payable to service providers, to the extent such Shareholder Servicing Payments are less than the amount of the benefits realized or expected to be realized by the Participating Fund from the investment in the Participating Fund by the MFS Fund-of-Funds.  As of January 1, 2014, Participating Funds include the following MFS Funds:  MFS Absolute Return Fund; MFS Emerging Markets Equity Fund; MFS Global Bond Fund; MFS Government Securities Fund; MFS High Income Fund; MFS Inflation-Adjusted Bond Fund; MFS Limited Maturity Fund; MFS Mid Cap Growth Fund; MFS Mid Cap Value Fund; and MFS New Discovery Value Fund.

Distributor
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

Program Manager(s) (with respect to 529 Share Classes only)
MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which Class 529A, 529B, and Class 529C shares (“529 Share Classes”) are available as investment options to program participants. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs’ compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement. The Fund’s 529 Share Classes may also be offered through qualified tuition programs for which MFD does not serve as program manager.

Under the Agreement, the Fund pays MFD a fee of up to 0.10% annually of the assets attributable to the 529 Share Classes. MFD pays all or a portion of this fee to third parties. The fee may be reduced from time to time.

Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

Custodian
State Street Bank and Trust Company ("State Street”), with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Global Leaders Fund, MFS Global New Discovery Fund, MFS Government Money Market Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS Money Market Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Technology Fund, and MFS Value Fund. State Street is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts, and calculating the daily net asset value of each class of shares.

JPMorgan Chase Bank ("JPMorgan”), with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as the custodian of the assets of MFS Mid Cap Growth Fund. JPMorgan is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, and providing reports on foreign securities depositaries. JPMorgan Chase Bank, N.A., as successor in interest to an affiliate of JPMorgan, J. P. Morgan Investor Services Co., with a place of business at One Beacon Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts and calculating the daily net asset value of each class of shares.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

Certain Service Provider Compensation
Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, program management services (if applicable), and transfer agency-related services, for certain specified periods, is set forth in APPENDIX F.

Code of Ethics
The Fund, MFS, its sub-adviser (if applicable), and MFD have adopted separate codes of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held, or sold by the Fund.  Securities transactions by some of these persons may be subject to prior approval of the Adviser’s or sub-adviser’s Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

SALES CHARGES

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in APPENDIX G. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in APPENDIX H.

DISTRIBUTION PLAN

The Trustees have approved a plan for the Fund (except MFS Government Money Market Fund and MFS Money Market Fund) in accordance with Rule 12b-1 under the 1940 Act for Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, and Class R3, if applicable (the "Distribution Plan”). The Fund has not adopted a Distribution Plan with respect to its Class A1, Class I, Class R4, or Class R5 shares, if applicable. In approving the Distribution Plan, the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan (“Distribution Plan Qualified Trustees”), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

The Distribution Plan is designed to promote sales of shares and reduce the amount of redemptions that might otherwise occur if the Distribution Plan were not in effect, as well as to compensate intermediaries for their servicing and maintenance of shareholder accounts. Increasing the Fund’s net assets through sales of shares, or reducing reductions in net assets by reducing redemptions, may help reduce the Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base and may reduce the potential adverse effect of selling the Fund’s portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates (“Designated Class”). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class (as applicable):

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class B1	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class 529A	0.00%	0.25%	0.25%
Class 529B	0.75%	0.25%	1.00%
Class 529C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%

In certain circumstances, the fees described above may be wholly or partially waived, or do not apply to certain Funds. Effective January 1, 2013, MFD has voluntarily agreed to rebate to the class a portion of each class' 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to seed money of MFS or an affiliate.  Current distribution and service fees for the Fund are reflected under the caption "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

Service Fees
The Distribution Plan provides that the Fund pay MFD a service fee as described above based on the average daily net assets attributable to the Designated Class (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, or Class R3 shares), as applicable, annually.  MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, forwarding certain shareholder communications from the Fund to customers, corresponding with shareholders and customers regarding the Fund (including receiving and responding to inquiries and answering questions regarding the Fund), and aiding in maintaining the investment of their respective customers in the Fund. Financial intermediaries may from time to time be required to meet certain criteria established by MFD in order to receive service fees.

Distribution Fees
The Distribution Plan provides that the Fund pay MFD a distribution fee as described above based on the average daily net assets attributable to the Designated Class  as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the Fund), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

Distribution and Service Fees Paid to MFD
Payments made by the Fund under the Fund's Distribution Plan for the Fund's most recent fiscal year are set forth in APPENDIX I.

FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, and 529 administrative services fees (if applicable), shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in APPENDIX J.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Set forth in APPENDIX K is a description of investment strategies which the Fund may generally use in pursuing its investment objectives and investment policies to the extent such strategies are consistent with its investment objective and investment policies, and a description of the risks associated with these investment strategies. Set forth in APPENDIX L is a description of investment restrictions to which the Fund is subject.

NET INCOME AND DISTRIBUTIONS

Money Market Fund(s)
The net income attributable to the Money Market Funds is determined each day during which the New York Stock Exchange is open for trading.

For this purpose, the net income attributable to shares of a Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the Money Market Fund less (ii) all actual and accrued expenses of the Money Market Fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (both original issue and market discount) on discount paper accrued ratably to the date of maturity.

Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the Money Market Fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security or in an interest rate environment where expenses exceed income earned by the fund, the Money Market Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the Money Market Fund could reduce the number of its outstanding shares by treating each shareholder of the Money Market Fund as having contributed to its capital that number of full and fractional shares of the Money Market Fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the Money Market Fund will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Money Market Fund. This procedure would permit the net asset value per share of the Money Market Fund to be maintained at a constant $1.00 per share.

In addition, the Money Market Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually.

Other Funds
Each Fund other than the Money Market Funds intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of these Funds consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

TAX CONSIDERATIONS

The following discussion is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund will have on their own tax situations.

Tax Treatment of the Fund
Federal Taxes — The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a ‘‘qualified publicly traded partnership’’ (a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, identification of the issuer (or issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, such identification may be uncertain under current law, and future Internal Revenue Service ("IRS") guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.  In the case of the Fund’s investment in loan participations, the Fund shall treat both the entity from whom the loan participation is acquired and the borrower as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above.  Finally, for purposes of this diversification requirement, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company, the Fund will not be subject to any U.S. federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code.  The Fund’s foreign-source income, if any, may be subject to foreign withholding taxes, which could decrease the Fund’s return on the underlying investments.  Shareholders of the Fund should review "Taxation of Shareholders" below for further information regarding the tax implications of their investment in the Fund.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a "regulated investment company" accorded special treatment for such year, the Fund would be subject to federal income tax on all of its taxable income at corporate rates, and Fund distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable as ordinary income to the shareholders.  Some portions of such distributions may be eligible for the dividends received deduction in case of corporate shareholders and may be eligible to be treated as "qualified dividend income" in the case of shareholders taxed as individuals provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain.  Any taxable income including any net capital gain retained by the Fund will generally be subject to tax at the Fund level at regular corporate rates.

If the Fund fails to distribute in a calendar year substantially all (at least 98%) of its ordinary income for such year and substantially all (at least 98.2%) of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.    For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the Fund is permitted so to elect and so elects) are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against the Fund’s net investment income.  Instead, subject to certain limitations, the Fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year.  If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 ("post-2010 losses"), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.  If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 ("pre-2011 losses"), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carry forwards are reduced to the extent they offset current year net realized capital gains, whether the Fund retains or distributes such gains. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Massachusetts Taxes — As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Taxation of Shareholders
Tax Treatment of Distributions — Shareholders of the Fund generally will have to pay federal income tax and any applicable non-U.S., state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund.  Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

Qualified dividend income received by an individual will be taxed at the reduced rates applicable to net capital gains.  In order for some portion of the Fund’s dividends to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is

60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a non-U.S. corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a non-U.S. corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.  Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

In general, a distribution of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.  In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund’s dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income.  For this purpose, in the case of a sale or other disposition by the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

Properly reported distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss in each case with reference to any loss carryforwards) ("Capital Gain Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders for U.S. federal income tax purposes as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, without regard to the length of time the shareholders have held their shares.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules.  The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance.  For these purposes, "net investment income" generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends, defined below) as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.  The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution.  If you buy shares when a Fund has unrealized or realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution even though such distribution may economically represent a return of your investment.

If the Fund holds, directly or indirectly, one or more "tax credit bonds" (including build America bonds issued on or before December 31, 2010, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund.  In such a case, shareholders must include in gross income (as interest) their proportionate share of the amount of those offsetting tax credits.  A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code.  Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Capital Loss Carryforwards — Distributions from capital gains are generally made after applying any available capital loss carryforwards.  For details regarding capital loss carryforwards, please see "Tax Treatment of the Fund" above.  Additionally, the amounts and expiration dates, if any, of any capital loss carryforwards available to the Fund are shown in the notes to the financial statements for the Fund.

Dividends-Received Deduction — A portion of the dividends the Fund receives from U.S. corporations, if any, is normally eligible for the dividends-received deduction for corporate shareholders if the shareholder otherwise qualifies for that deduction with respect to its holding of Fund shares.  Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, generally will not qualify for the dividends received deduction.

Disposition of Shares — In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss.  However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.  Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the wash-sale rules as described in the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares Purchased Through Tax-Qualified Plans — Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.  Special tax rules apply to investments through such plans.  You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

U.S. Taxation of Non-U.S. Persons — Capital Gain Dividends and exempt-interest dividends, if any, generally will not be subject to withholding of U.S. federal income tax.  However, distributions properly reported as exempt-interest dividends may be subject to backup withholding, as discussed below.

In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Shareholder") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are derived from income or gains (such as portfolio interest, short-term capital gains, or non-U.S.-source dividend and interest income) that, if paid to a Non-U.S. Shareholder directly, would not be subject to withholding.  However, effective for taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Shareholder (A) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain non-U.S. countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled non-U.S. corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder (an "interest-related dividend"), and (ii) distributions (other than (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.  The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.  In order to qualify for this exemption from withholding, a non-U.S. person must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend. It is currently unclear whether Congress will extend this exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, or what the terms of such an extension would be.  Non-U.S. persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a Non-U.S. Shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules apply to distributions to Non-U.S. Shareholders from a Fund that is either a "U.S. real property holding corporation" ("USRPHC") or would be a USRPHC but for the operation of the exceptions to the definition described below.  Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC or former USRPHC.  Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.  A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.  The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs, or, prior to January 1, 2014,  regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPIs gain in its hands, would retain their character as gains realized from USRPIs in the hands of the Fund's Non-U.S. Shareholders. On and after January 1, 2014, the "look-through" USRPI treatment for distributions by the Fund described above applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In the hands of a Non-U.S. Shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other Non-U.S. Shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such Non-U.S. Shareholder. Non-U.S. Shareholders of the Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and tax-payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, if the Fund were a USRPHC or former USRPHC, the Fund typically would be required to withhold 10% of the amount realized in a redemption by a greater-than-5% Non-U.S. Shareholder, and that shareholder typically would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2014, such withholding generally is not required if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. The exemption from withholding for redemptions will expire for redemptions made on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form).  Non-U.S. Shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships.  Additional considerations may apply to non-U.S. trusts and estates.  Investors holding Fund shares through non-U.S. entities should consult their tax advisers about their particular situation.

A Non-U.S. Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. Non-U.S. investors in the Fund should consult their tax advisers with respect to the potential application of these rules.

Other Reporting and Withholding Requirements — The Foreign Account Tax Compliance Act ("FATCA") generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption, or exchange of Fund shares.  If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, including Capital Gain Dividends, redemption proceeds  and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Shareholder) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.  The backup withholding rate is currently 28%.  Shareholders who are neither citizens nor residents of the United States may qualify for exemption from backup withholding and should consult their tax advisers in the regard.  The back-up withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Income Taxation of a Foreign Investor — Distributions received from the Fund by a foreign investor may also be subject to tax under the laws of the investor’s own jurisdiction.

State and Local Income Taxes: U.S. Government Securities — Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes.  The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.  Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Tax Shelter Reporting — Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities.  To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.  Such investments may also affect the character of income recognized by the Fund.

Investments in debt obligations that are at risk of, or in, default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and, if so, to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by each Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code ("REITs") may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit ("REMIC") or an equity interest in a taxable mortgage pool ("TMP") (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts ("CRTs") (see below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions notwithstanding any exemption therefrom otherwise available under the Code.

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company.  Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes "excess inclusion income."  Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear.  To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  The Fund has not yet determined whether such an election will be made.  CRTs are urged to consult their tax advisers concerning the consequences of investing in the Fund.

The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swaps, straddles, foreign currencies, and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders.  For example, certain positions held by the Fund may be “Section 1256 contracts.” On the last business day of each taxable year, these positions will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss (except that foreign currency gain or loss arising from Section 1256 contracts may be ordinary in character).  Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" for federal income tax purposes.  The straddle rules may cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses and long-term capital gains into short term capital gains.  Certain tax elections exist for straddles that may alter the effect with respect to these investments.  These rules can cause the Fund to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.  The Fund intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions, as well as any commodity-related investments, to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Special tax considerations apply with respect to any foreign investments by the Fund.  Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss.  The Code grants the Secretary of Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the qualifying income test for regulated investment companies described earlier, in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities).  If the Secretary of the Treasury were to issue such regulations, a Fund may need to change its investment practices in order to qualify as a regulated investment company.  In addition, there is a remote possibility that such regulations may be applied retroactively.  Use of foreign currencies for non-hedging purposes and investment by a Fund in certain “passive foreign investment companies” may be limited in order to avoid a tax on the Fund.  The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year, thereby avoiding the imposition of U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company.  This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.  It is not always possible to identify a foreign corporation as a “passive foreign investment company” in advance of acquiring shares in the company, which may result in the Fund incurring the tax and interest charges described above in some instances.

Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.  It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the total assets of a Fund consists of direct investments in foreign securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it.  In addition, a "qualified fund of funds" (a regulated investment company at least 50% of the total assets of which are represented by interests in other regulated investment companies (for purposes of this section, "Underlying Funds") at the close of each quarter of its taxable year) will be permitted to make the same election in respect of foreign taxes paid by such Fund and by Underlying Funds that themselves make such an election. If the Fund so elects, shareholders will be required to treat their pro rata portions of qualified taxes paid by the Fund, and, in the case of a qualified fund of funds, paid by the Underlying Funds, to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code, as part of the amounts distributed to them by the Fund, and thus to include those portions in their gross income for federal income tax purposes in the year the foreign income tax was paid.  Provided certain conditions are met and subject to limitation, a shareholder who includes such foreign income taxes paid by the Fund in its gross income may be able to claim a credit or deduction.  No deduction will be permitted for individuals in computing their alternative minimum tax liability.  Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. If the Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.  In addition, investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Special Considerations for 529 Share Classes

The following special consideration applies specifically to the ownership of a Fund’s 529 Share Classes through a tuition program that qualifies under section 529 of the Code.

The 529 Share Classes are an investment option under one or more tuition programs designed to qualify under section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn.  Withdrawals of earnings that are used to pay “qualified higher education expenses” are tax-free for federal income tax purposes.  State and local taxes may still apply.  These tax benefits are not available to 529 shares that are not owned through a qualifying section 529 tuition program.

Withdrawals of earnings that are not used for the designated beneficiary’s qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied.  The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution.  Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The Adviser places all Fund orders for the purchase or sale of securities with the primary objective of seeking to obtain the best price and execution from responsible broker/dealers at competitive rates. The Adviser seeks to deal with broker/dealers that can meet a high standard of quality regarding execution services. The Adviser may also place value on a broker/dealer’s ability to provide useful research assistance. The Adviser takes into account all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, including the quality of the broker/dealer’s research.

In certain circumstances, such as a buy-in for failure to deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure.  For example, if the Fund sells a security short and is unable to deliver the securities sold short the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, i.e., effect a buy-in, unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense.  Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold.  If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer.

Commission rates vary depending upon trading techniques, methods, venues and broker/dealers selected as well as the market(s) in which the security is traded and its relative liquidity.  As noted above, the Adviser may utilize numerous broker/dealers and trading venues and strategies in order to seek the best execution for client transactions.  The Adviser periodically and systematically reviews the performance of the broker/dealers that execute Fund transactions, including the commission rates paid to broker/dealers by considering the value and quality of brokerage and research services provided.  The quality of a broker/dealer’s services is measured by analyzing various factors that could affect the execution of trades.  These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, research provided to the adviser, and accommodation of the adviser’s special needs.  The Adviser may employ outside vendors to provide reports on the quality of broker/dealer executions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Fund.

In allocating brokerage, the Adviser may take into consideration the receipt of research and brokerage services, consistent with its obligation to seek best price and execution for Fund transactions. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (‘‘Section 28(e)’’), the Adviser may cause the Fund to pay a broker/dealer which provides “brokerage and research services” (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund and its other clients. ‘‘Commissions,’’ as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the NASDAQ market.

The term ‘‘brokerage and research services’’ includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services (‘‘Research’’) includes statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations. Such brokerage and research services are provided to the Adviser for no consideration other than brokerage or underwriting commissions. In determining whether a service or product qualifies as “brokerage and research services,” the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

MFS has entered into Client Commission Agreements with broker/dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of the Fund (“Executing Brokers”) which provide for the Executing Brokers to pay a portion of the Commissions paid by the Fund for securities transactions (“Pooled Commissions”) to providers of Research (“Research Providers”). Such Research Providers produce Research for the benefit of MFS.

Because a Research Provider may play no role in executing client securities transactions, any Research prepared by that Research Provider may constitute third party research. MFS may use brokerage commissions, including Pooled Commissions, from the Fund’s portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

From time to time, MFS prepares a list of Research Providers that have been deemed by MFS to provide valuable Research (‘‘Research Firms’’) as determined periodically by MFS’ investment staff (“Research Votes”). Executing Brokers are eligible to be included in the list of Research Firms. All trades with Research Firms will be effected in accordance with MFS’ obligation to seek best execution for its client accounts. MFS uses a Research Vote as a guide for allocating Pooled Commissions. Compensation for Research may also be made pursuant to commissions paid on trades (“Trade Commissions”) executed by a Research Provider who is registered as a broker/dealer (“Broker Provider”). Under normal circumstances, Executing Brokers are compensated for Research solely through Trade Commissions. To the extent that payments for Research to a Broker Provider other than an Executing Broker are made pursuant to Trade Commissions, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its Research. However, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider by less than the full amount of Trade Commissions paid to that Broker Provider. Research Votes are also used as a guide for allocating cash payments, if any, made by MFS from its own resources and Pooled Commissions to Research Firms that are not Broker Providers.  Neither MFS nor the Fund have an obligation to any Research Firm if the amount of Trade Commissions and Pooled Commissions paid to the Research Firm is less than the applicable non-binding target.  MFS reserves the right to pay cash to the Research Firm from its own resources in an amount MFS determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser may allocate the costs of such service or product accordingly in its reasonable discretion. MFS will allocate Trade Commissions and Pooled Commissions to Research Firms only for the portion of the service or product that MFS determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Fund and the Adviser’s other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or ‘‘step out,’’ a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has ‘‘stepped out’’ would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been ‘‘stepped out.’’ Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser’s receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser or its affiliates in serving both the Fund and other clients of the Adviser or its affiliates; accordingly, not all of the Research provided by broker/dealers through which the Fund effect securities transactions may be used by the Adviser in connection with the Fund. The Adviser, through the use of the Research, avoids the additional expenses that it would incur if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

In certain instances there are securities that are suitable for the Fund's portfolios as well as for one or more of the other clients of the Adviser or of any subsidiary of the Adviser (or that the Adviser believes should no longer be held by the Fund's portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It is possible that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. With respect to proprietary accounts of the Adviser or its subsidiaries, allocations of investment opportunities otherwise than in the context of equity initial public offerings, equity limited offerings or fixed income limited offerings will be made on a pari passu basis to client accounts and to accounts that have been established and seeded with: (1) not more than: (a) $25 million in a commingled vehicle advised by MFS or an affiliate that is available for purchase by unaffiliated third parties; or (b) $50 million, that is available for purchase by unaffiliated third parties and includes investments from unaffiliated third parties (collectively, "New MFS Funds"); or (2) not more than $25 million for the purpose of establishing a performance record to enable MFS or the subsidiary to offer the account’s investment style to unaffiliated third parties or if the account is being offered to the general public. Other proprietary accounts will not participate in the investment opportunity until after it has been allocated to other accounts.  Proprietary accounts include other accounts (1) owned beneficially solely by the Adviser or its subsidiaries; (2) in which the officers and employees of the Adviser or trustees/managers of any registered investment companies for which the Adviser serves as the primary investment advisor are the principal owners; or (3) invested in an investment strategy that is 25% or more owned by MFS or any of its direct or indirect subsidiaries, its officers and employees and that the Adviser  has determined in its discretion to be an alternative account. With respect to allocations of equity initial public offerings, equity limited offerings or fixed income limited offerings, these policies prohibit allocations to: (1) Private Portfolio Management accounts; (2) accounts principally owned by officers or employees of the Adviser or its subsidiaries or trustees/managers of any registered investment companies for which the Adviser serves as the primary investment advisor and which are not being offered to unaffiliated third parties; or (3) a proprietary account (other than a New MFS Fund).  However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Inc., or their affiliates other than MFS and its direct and indirect subsidiaries.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Fund is concerned.

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in APPENDIX M.

DISCLOSURE OF PORTFOLIO HOLDINGS AND OTHER FUND INFORMATION

The Fund may from time to time make available to the public information about the Fund on mfs.com, Facebook, Twitter, YouTube, LinkedIn, and/or other social media.

The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an ‘‘Authorized Person’’).

Neither MFS nor the Fund will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings
In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS reasonably determines and as described in the Fund's Prospectus.

Holdings also include short positions, if any. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding. If approved by an Authorized Person, the Fund may from time to time make available on the MFS Web site and/or in a press release, information about the holdings of the Fund in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times, including disclosure of certain portfolio holdings each business day. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain MFS Funds (“Similarly Managed Investment Products”). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

The Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its Prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings
The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to broker/dealers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates, or to the disclosure of portfolio holdings as may be required by applicable law, rules, or regulations.

With respect to non-public portfolio holdings provided to employees of MFS or its subsidiaries, employees of MFS and its subsidiaries are subject to corporate policies which prohibit use of portfolio holdings information for personal benefit or to benefit others.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Independent Chief Compliance Officer and the Board of the Fund. MFS also reports to the Board of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD (collectively ‘‘Fund representatives’’) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to the Fund’s custodian, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to the Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Fund, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information (“portfolio commentary”) about the Fund, including how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of the Fund’s portfolio holdings or may state that the Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information (‘‘statistical information’’) about various financial characteristics of the Fund or its underlying portfolio securities including alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average credit quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available
With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on APPENDIX N or permit the recipients identified in APPENDIX N to have access to non-public Fund portfolio holdings, on an ongoing basis.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined each day during which the New York Stock Exchange (the ‘‘Exchange’’) is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) by deducting the amount of the liabilities attributable to the class (or if no classes, to the Fund) from the value of the assets attributable to the class (or if no classes, to the Fund) and dividing the difference by the number of Fund shares outstanding for that class (or if no classes, for that Fund). In accordance with regulations for regulated investment companies and except for the Money Market Fund, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.

Money Market Fund(s)
Pursuant to procedures approved by the Board, money market instruments are generally valued at amortized cost, which approximates market value.  Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board, which oversees each Money Market Fund, has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the Adviser is responsible for monitoring and notifying the Board of circumstances where the net asset value calculated by using market valuations may deviate from $1.00 per share and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; redeeming shares in kind; suspending redemptions in connection with liquidating the Money Market Fund; postponing payment of redemption proceeds; or processing transactions at a net asset value per share using available market quotations; and such other measures as the Board may deem appropriate.

In June 2013, the SEC proposed money market fund reform intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors.  The Financial Stability Oversight Council (FSOC), a board of U.S. regulators established by the Dodd-Frank Act, had also previously proposed similar recommendations for money market reform.  If one or more of the SEC or FSOC proposals for money market fund reform were to be adopted in the future, such regulatory action may affect a fund’s operations and/or return potential.

Non-Money Market Fund(s)
Open-end investment companies, such as the Fund, are generally valued at their net asset value per share.  The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities for which there were no sales reported that day are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded.

Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.

Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.

Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded.

Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.

Swaps are generally valued at valuations provided by a third-party pricing service.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

SHAREHOLDER SERVICES

Investment and Withdrawal Programs
The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the Prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account or service application.

Letter of Intent. Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. At the end of the 13-month period or 36-month period, as applicable, the shareholder will be notified, the escrowed shares will be released, and the Letter of Intent will be terminated.

If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Service Application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

Systematic Withdrawal Plan (“SWP”). To initiate this service, shares having an aggregate value of at least $5,000 in your account in the Fund must be held on deposit by, or certificates for such shares must be deposited with, MFSC. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

Group Purchases. A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A, Class A1, or 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Funds upon the request of MFD.

Exchange Privilege
Money Market Funds

If you exchange your shares out of MFS Government Money Market Fund or MFS Money Market Fund into Class A shares of any other Fund, or if you exchange your shares out of MFS Cash Reserve Fund into Class A shares or Class 529A shares of any other Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

•	the shares exchanged from either Fund were acquired by an exchange from any other Fund;

•	the shares exchanged from either Fund were acquired by automatic investment of distributions from any other Fund; or

•	the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the Fund into which the exchange is being made.

Telephone Exchanges. No more than ten exchanges may be made in any one exchange request by telephone.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board has reserved the right to create and issue additional series and classes of shares.

Each shareholder of the Fund or class is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Fund or class, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Except in limited circumstances, the Board may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.  The Trust, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable.  The Trust, or any series or class, may reincorporate or reorganize without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time:  1) by a Majority Shareholder Vote; or 2) by the Board by written notice to the shareholders of the Trust, any series of the Trust, or any class of any series.

In the event of a liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.  Shares of a Fund have no preemptive rights and have dividend and conversion rights (if any) as described in the Prospectus for the Fund.

The Board may cause a shareholder’s shares to be redeemed for any reason under terms set by the Board, including, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Board, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Board determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer). The exercise of the above powers is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder.

Under the Trust's Declaration of Trust, the Fund may convert to a master/feeder structure or a fund-of-funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund-of-funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Board, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Board individually but only upon the property of the Trust, and that the Board will not be liable for any action or failure to act, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Board bring such suit unless there would be irreparable injury to the Fund or if a majority of the Board (or a majority of the Board on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for MFS Core Equity Fund, MFS Global New Discovery Fund, MFS Low Volatility Equity Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Technology Fund, and MFS Value Fund, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

Each such Fund’s Financial Statements and Financial Highlights for the fiscal year ended August 31, 2013, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing. MFS Low Volatility Equity Fund had not commenced operations as of the fiscal year ended August 31, 2013; therefore, no Financial Statements and Financial Highlights for such fund are incorporated by reference into this SAI.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm for MFS Cash Reserve Fund, MFS Global Leaders Fund, MFS Government Money Market Fund, MFS Low Volatility Global Equity Fund, MFS Mid Cap Growth Fund, and MFS Money Market Fund, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

Each such Fund’s Financial Statements and Financial Highlights for the fiscal year ended August 31, 2013, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing. MFS Low Volatility Global Equity Fund had not commenced operations as of the fiscal year ended August 31, 2013; therefore, no Financial Statements and Financial Highlights for such fund are incorporated by reference into this SAI.

APPENDIX A - TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

TRUSTEES
Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
INTERESTED TRUSTEE
Robert J. Manning(4) age 50	Trustee	February 2004	143	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)
Robin A. Stelmach(4)(6) age 52	Trustee	January 2014	143	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer
INDEPENDENT TRUSTEES
David H. Gunning age 71	Trustee and Chair of Trustees	January 2004	143	Private investor
Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler age 72	Trustee	January 2006	143	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb age 58	Trustee	January 2009	143	Private investor
William R. Gutow age 72	Trustee	December 1993	143	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty age 68	Trustee	December 2004	143	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh age 59	Trustee	January 2009	143	Private investor

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
J. Dale Sherratt(5) age 75	Trustee	June 1989	143	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen age 56	Trustee	March 2005	143	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek age 72	Trustee	January 2006	143	Consultant to investment company industry
OFFICERS
Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
John M. Corcoran(4) age 48	President	October 2008	143	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President (until 2008)
Christopher R. Bohane(4) age 39	Assistant Secretary and Assistant Clerk	July 2005	143	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino P. Clark(4) age 45	Assistant Treasurer	January 2012	143	Massachusetts Financial Services Company, Vice President
Thomas H. Connors(4) age 54	Assistant Secretary and Assistant Clerk	September 2012	143	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas, Inc. (financial service provider), Director and Senior Counsel (until 2012)
Ethan D. Corey(4) age 50	Assistant Secretary and Assistant Clerk	July 2005	143	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo(4) age 45	Treasurer	July 2005	143	Massachusetts Financial Services Company, Senior Vice President

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Robyn L. Griffin age 38	Assistant Independent Chief Compliance Officer	August 2008	143
Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)

Brian E. Langenfeld(4) age 40	Assistant Secretary and Assistant Clerk	June 2006	143	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan S. Newton(4) age 63	Assistant Secretary and Assistant Clerk	May 2005	143	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira(4) age 43	Assistant Secretary and Assistant Clerk	July 2005	143	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips(4) age 42	Assistant Treasurer	September 2012	143	Massachusetts Financial Services Company; Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Mark N. Polebaum(4) age 61	Secretary and Clerk	January 2006	143	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary
Frank L. Tarantino age 69	Independent Chief Compliance Officer	June 2004	143	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel(4) age 43	Assistant Secretary and Assistant Clerk	October 2007	143	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
James O. Yost(4) age 53	Deputy Treasurer	September 1990	143	Massachusetts Financial Services Company, Senior Vice President

(1)
Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee and Officer has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period from October 2008 until January 2012, Mr. Corcoran served as Treasurer of the MFS Funds.  Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the MFS Funds.

(2)	Unless otherwise noted, as of January 1, 2013, the Trustees and Officers served as board members or officers, respectively, of the 143 funds within the MFS Funds.
(3)      Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(4)
“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Fund, as a result of position with MFS.  The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

(5)      Mr. Sherratt will retire as a Trustee of the Fund on December 31, 2013.
(6)      Effective January 1, 2014, Robin A. Stelmach will become a Trustee of the Fund.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve.  The current members of the Board have joined the Board at different points in time since 1989.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual's ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts.  Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Robert E. Butler, CPA

Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry.  Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 25 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers.  During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes.  He also conducted branch reviews of insurance broker/dealers selling variable products.  Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters.  He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of SEC market timing orders at three major fund groups.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry.  She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc.  Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company.  She also held various marketing, distribution, and portfolio management positions with other investment management firms.  Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electronic Holdings, Inc., and a director of Southwest Gas Corp.  He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp.  Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

William R. Gutow

Mr. Gutow is the Vice Chairman of Capitol Entertainment Management Company.  He has substantial senior executive experience at a publicly-traded company and various privately held companies as well as board experience at privately held companies and non-profits.  Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation.  Mr. Gutow has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS Funds for over 18 years.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies.  He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society.  Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank.  He is a former director of AllianceBernstein, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management industry, as well as board experience for other investment company families.  Mr. Kavanaugh was the Vice President and Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser.  He also served as a trustee for various investment company complexes.  Mr. Kavanaugh held research analyst and portfolio management positions with Allmerica Financial and PruCapital, Inc.

Robert J. Manning

Mr. Manning is Chairman and Chief Executive Officer of MFS (the Funds’ investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 28 years.

J. Dale Sherratt

Mr. Sherratt is the President of Insight Resources and the Managing General Partner of Wellfleet Investments.  He was a senior executive at Colgate-Palmolive and the Chief Executive Officer of the Kendall Company in Boston, Massachusetts.  Mr. Sherratt has held senior executive positions at various healthcare technology companies, and served on the boards of directors of publicly-traded companies and numerous early stage technology companies.  Mr. Sherratt has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS Funds for over 22 years.

Robin A. Stelmach

Ms. Stelmach is Executive Vice President and Chief Operating Officer of MFS. She oversees the firm's Global Investment Technology and Global Investment Client & Support departments, as well as the MFS Service Center. She is a member of the company's Management Committee. Ms. Stelmach joined MFS in 1989 and has previously held senior positions in investment research and investment risk. Prior to MFS, Ms. Stelmach spent four years as Chief Accountant and Divisional Controller for ASA International, Ltd.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies.  Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm.  Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm.  Ms. Thomsen is a director of The Travelers Companies, Inc. and a trustee of Williams College.

Robert W. Uek

Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry.  Mr. Uek was a Partner in the investment management industry group of PricewaterhouseCoopers (PWC), and was the chair of the global investment management industry group for Coopers & Lybrand.  He also has served as a consultant to mutual fund boards.  Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds.  Mr. Uek previously served on, and is a former chairman of the board, of the Independent Directors Council, a unit of the Investment Company Institute that serves the mutual fund independent director community. Mr. Uek also previously served on the Board of Governors of the Investment Company Institute.

Each Trustee has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and Officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Unless otherwise noted, as of January 1, 2013, the Trustees and Officers served as board members or officers, respectively, of the 143 funds within the MFS Funds.

APPENDIX B - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the Independent Trustees an annual fee plus a fee for each meeting attended. In addition, the Independent Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table
Name and Position	Aggregate Compensation Paid by MFS Cash Reserve Fund(1)	Aggregate Compensation Paid by MFS Core Equity Fund(1)	Aggregate Compensation Paid by MFS Global Leaders Fund(1)	Aggregate Compensation Paid by MFS Global New Discovery Fund(1)
Interested Trustee
Robert J. Manning	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Robin A. Stelmach(4)	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Independent Trustees
Robert E. Butler	$1,066	$1,876	$130	$131
Maureen R. Goldfarb	$1,055	$1,852	$130	$130
David H. Gunning	$1,201	$2,208	$134	$135
William R. Gutow	$1,041	$1,815	$130	$130
Michael Hegarty	$1,066	$1,876	$130	$131
John P. Kavanaugh	$1,041	$1,815	$130	$130
J. Dale Sherratt(3)	$1,052	$1,839	$130	$130
Laurie J. Thomsen	$1,066	$1,876	$130	$131
Robert W. Uek	$1,081	$1,913	$131	$131

Name and Position	Aggregate Compensation Paid by MFS Government Money Market Fund(1)	Aggregate Compensation Paid by MFS Low Volatility Equity Fund(*)	Aggregate Compensation Paid by MFS Low Volatility Global Equity Fund(*)	Aggregate Compensation Paid by MFS Mid Cap Growth Fund(1)
Interested Trustee
Robert J. Manning	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Robin A. Stelmach(4)	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Independent Trustees
Robert E. Butler	$131	$77	$77	$2,422
Maureen R. Goldfarb	$131	$77	$77	$2,395
David H. Gunning	$136	$79	$79	$2,814
William R. Gutow	$130	$76	$76	$2,351
Michael Hegarty	$131	$77	$77	$2,422
John P. Kavanaugh	$130	$76	$76	$2,351
J. Dale Sherratt(3)	$131	$76	$76	$2,378
Laurie J. Thomsen	$131	$77	$77	$2,422
Robert W. Uek	$132	$77	$77	$2,467

Name and Position	Aggregate Compensation Paid by MFS Money Market Fund(1)	Aggregate Compensation Paid by MFS New Discovery Fund(1)	Aggregate Compensation Paid by MFS Research International Fund(1)	Aggregate Compensation Paid by MFS Technology Fund(1)
Interested Trustee
Robert J. Manning	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Robin A. Stelmach(4)	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Independent Trustees
Robert E. Butler	$1,061	$2,861	$8,365	$822
Maureen R. Goldfarb	$1,051	$2,827	$8,234	$816
David H. Gunning	$1,191	$3,367	$10,225	$901
William R. Gutow	$1,038	$2,769	$8,027	$808
Michael Hegarty	$1,061	$2,861	$8,365	$822
John P. Kavanaugh	$1,038	$2,769	$8,027	$808
J. Dale Sherratt(3)	$1,048	$2,802	$8,158	$814
Laurie J. Thomsen	$1,061	$2,861	$8,365	$822
Robert W. Uek	$1,076	$2,918	$8,576	$831

Name and Position	Aggregate Compensation Paid by MFS Value Fund(1)	Retirement Benefits Accrued as Part of Fund Expense(1)	Total Trustee Compensation Paid by Fund and Fund Complex(2)
Interested Trustee
Robert J. Manning	Not Applicable	Not Applicable	Not Applicable
Robin A. Stelmach(4)	Not Applicable	Not Applicable	Not Applicable

Independent Trustees
Robert E. Butler	$19,556	Not Applicable	$298,202
Maureen R. Goldfarb	$19,000	Not Applicable	$287,202
David H. Gunning	$27,585	Not Applicable	$353,202
William R. Gutow	$18,096	Not Applicable	$288,202
Michael Hegarty	$19,556	Not Applicable	$298,202
John P. Kavanaugh	$18,096	Not Applicable	$288,202
J. Dale Sherratt(3)	$18,652	(#)	$298,202
Laurie J. Thomsen	$19,556	Not Applicable	$298,202
Robert W. Uek	$20,468	Not Applicable	$304,452

(*) Estimated amounts for the fiscal year ending August 31, 2014.
(1) For the fiscal year ended August 31, 2013.
(2) For the calendar year 2012 for 130 funds that paid Trustee compensation.
(3) Mr. Sherratt will retire as a Trustee of the Fund on December 31, 2013.
(4) Effective January 1, 2014, Robin A. Stelmach will become a Trustee of the Fund.
(#) $0 for each Fund except as follows: MFS Core Equity Fund, $3,528; MFS Research International Fund, $2,455; and MFS Technology Fund, $6,918.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the MFS Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

Committees
As of December 1, 2013, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members
AUDIT COMMITTEE	6
Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.
			Butler*, Kavanaugh*, Thomsen*, and Uek*
COMPLIANCE AND GOVERNANCE COMMITTEE	6
Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.
			Butler*, Goldfarb*, Gutow*, and Hegarty*
CONTRACTS REVIEW COMMITTEE	7
Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.
			All Independent Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt(1), Thomsen, and Uek)
NOMINATION AND COMPENSATION COMMITTEE	2
Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.
			All Independent Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt(1), Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6
Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust's borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.
			All Independent Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt(1), Thomsen, and Uek)
PRICING COMMITTEE	6
Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the Committee approves and/or ratifies these fair values. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.  The Committee also reviews and evaluates the contractual arrangements of service providers relating to the pricing and valuation of the Fund's portfolio securities and other assets.
			Kavanaugh*, Sherratt*(1), Thomsen*, and Uek*
SERVICES CONTRACTS COMMITTEE	6
Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, and custody, and makes recommendations to the full Board of Trustees on these matters.
			Goldfarb*, Gutow*, Hegarty*, and Sherratt*(1)

*	Independent Trustees. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

(1)	Mr. Sherratt will retire as Trustee of the Fund on December 31, 2013.

APPENDIX C - SHARE OWNERSHIP

Ownership By Trustees and Officers
As of November 30, 2013, the Trustees and officers of the Trust as a group owned 8.67% of MFS Money Market Fund, 0.31% of MFS Global Leaders Fund, 0.05% of MFS Value Fund, 0.01% of MFS Mid Cap Growth Fund, and less than 1% of any class of the shares of MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Global New Discovery Fund, MFS Government Money Market Fund, MFS New Discovery Fund, MFS Research International Fund, and MFS Technology Fund. As of December 2, 2013, the Trustees and officers of the Trust as a group owned less than 1% of any class of the shares of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund.  No Trustee owned shares of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund as of December 31, 2012, because shares of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund had not been offered for sale as of December 31, 2012. The Board has adopted a policy requiring that each Independent Trustee shall have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in the MFS Funds, as of December 31, 2012.

The following dollar ranges apply:

N.  None

A.  $1 – $10,000

B.  $10,001 – $50,000

C.  $50,001 – $100,000

D.  Over $100,000

Name and Position	Dollar Range of Equity Securities in MFS Cash Reserve Fund	Dollar Range of Equity Securities in MFS Core Equity Fund	Dollar Range of Equity Securities in MFS Global Leaders Fund	Dollar Range of Equity Securities in MFS Global New Discovery Fund
Interested Trustee
Robert J. Manning	N	N	N	N
Robin A. Stelmach(2)	N	N	N	N

Independent Trustees
Robert E. Butler	N	N	N	N
Maureen R. Goldfarb	N	N	B	N
David H. Gunning	N	N	N	N
William R. Gutow	N	N	N	N
Michael Hegarty	N	D	N	N
John P. Kavanaugh	N	N	N	N
J. Dale Sherratt	N	B(1)	N	N
Laurie J. Thomsen	N	N	N	N
Robert W. Uek	N	B	N	N

Name and Position	Dollar Range of Equity Securities in MFS Government Money Market Fund	Dollar Range of Equity Securities in MFS Low Volatility Equity Fund^	Dollar Range of Equity Securities in MFS Low Volatility Global Equity Fund^	Dollar Range of Equity Securities in MFS Mid Cap Growth Fund
Interested Trustee
Robert J. Manning	B	N	N	N
Robin A. Stelmach(2)	N	N	N	N

Independent Trustees
Robert E. Butler	N	N	N	N
Maureen R. Goldfarb	N	N	N	N
David H. Gunning	N	N	N	D
William R. Gutow	N	N	N	N
Michael Hegarty	N	N	N	N
John P. Kavanaugh	N	N	N	N
J. Dale Sherratt	N	N	N	N
Laurie J. Thomsen	N	N	N	N
Robert W. Uek	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Money Market Fund	Dollar Range of Equity Securities in MFS New Discovery Fund	Dollar Range of Equity Securities in MFS Research International Fund
Interested Trustee
Robert J. Manning	D	D	N
Robin A. Stelmach(2)	N	N	N

Independent Trustees
Robert E. Butler	N	B	B
Maureen R. Goldfarb	N	N	N
David H. Gunning	A	D	N
William R. Gutow	N	N	B
Michael Hegarty	N	N	N
John P. Kavanaugh	N	N	N
J. Dale Sherratt	N	B	C(1)
Laurie J. Thomsen	C	N	N
Robert W. Uek	A	N	B

Name and Position	Dollar Range of Equity Securities in MFS Technology Fund	Dollar Range of Equity Securities in MFS Value Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustee
Robert J. Manning	D	D	D
Robin A. Stelmach(2)	N	N	N

Independent Trustees
Robert E. Butler	B	B	D
Maureen R. Goldfarb	N	B	D
David H. Gunning	C	N	D
William R. Gutow	N	B	D
Michael Hegarty	N	N	D
John P. Kavanaugh	N	B	D
J. Dale Sherratt	B(1)	N	D(1)
Laurie J. Thomsen	N	N	D
Robert W. Uek	N	B	D

^ Shares of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund had not been offered for sale as of December 31, 2012.
(1) Includes the value of deferred benefits under the Retirement Deferral Plan.
(2) Effective January 1, 2014, Robin A. Stelmach will become a Trustee of the Fund.

25% or Greater Ownership of the Fund
The following table identifies those investors who own 25% or more of the Fund’s voting shares as of November 30, 2013. Shareholders who own 25% or more of the Fund’s shares may have a significant impact on any shareholder vote of the Fund.

Fund	Name and Address of Investor	Percentage Ownership
MFS CASH RESERVE FUND	Not Applicable	Not Applicable

MFS CORE EQUITY FUND	Not Applicable	Not Applicable

MFS GLOBAL LEADERS FUND	Not Applicable	Not Applicable

MFS GLOBAL NEW DISCOVERY FUND	Not Applicable	Not Applicable

MFS GOVERNMENT MONEY MARKET FUND	RICHARD E DAHLBERG 60 BOULDER ROAD WELLESLEY, MA 02481-1520	28.62%

Fund	Name and Address of Investor	Percentage Ownership
MFS MID CAP GROWTH FUND
MFS GROWTH ALLOCATION FUND*
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVE
BOSTON, MA 02199

MFS MODERATE ALLOCATION FUND*
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVE
BOSTON, MA 02199

27.49% 26.44%

MFS MONEY MARKET FUND	Not Applicable	Not Applicable

MFS NEW DISCOVERY FUND	Not Applicable	Not Applicable

MFS RESEARCH INTERNATIONAL FUND	Not Applicable	Not Applicable

MFS TECHNOLOGY FUND	Not Applicable	Not Applicable

MFS VALUE FUND	Not Applicable	Not Applicable

*The MFS funds listed above will generally vote these shares in the same proportion as other shareholders. If there are no other shareholders of the Fund, the MFS Fund will vote in what MFS believes to be the MFS Fund's best long-term economic interest.

As of December 2, 2013, no shares of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund were owned because these Funds had not yet commenced operations.

5% or Greater Ownership of Share Class
The following table identifies those investors who own of record or are known by a Fund to own beneficially 5% or more of any class of a Fund’s outstanding shares as of November 30, 2013.

Name and Address of Investor	Percentage Ownership

MFS CASH RESERVE FUND

MFS HERITAGE TRUST	99.90% OF CLASS 529A SHARES
111 HUNTINGTON AVENUE	100.00% OF CLASS 529B SHARES
BOSTON MA 02199	99.69% OF CLASS 529C SHARES
35.93% OF CLASS A SHARES
55.30% OF CLASS B SHARES
37.84% OF CLASS C SHARES

JAMES M BENNETT	9.36% OF CLASS 529B SHARES
1127 DEERFIELD RD
RICHMOND TX 77406-6573

CHARLES H KIM	6.52% OF CLASS 529B SHARES
130 PINE FOREST DR
OCEAN PINES MD 21811-1632

VALERIE L KARRAKER	6.16% OF CLASS 529B SHARES
177 THOMAS DR
PARAMUS NJ 07652-4539

JOHN W CONGER	5.22% OF CLASS 529B SHARES
7216 CRESCENTVILLE AVE
LAS VEGAS NV 89131-1736

THE BLANTER FAMILY TRUST	5.24% OF CLASS 529B SHARES
1192 GRIZZLY PEAK BLVD
BERKELEY CA 94708-1741

HARTFORD SECURITIES DISTRIBUTION COMPANY INC	15.59% OF CLASS A SHARES
PO BOX 2999	95.20% OF CLASS R1 SHARES
HARTFORD CT 06104-2999	94.17% OF CLASS R2 SHARES
97.63% OF CLASS R3 SHARES

EDWARD D JONES & CO	12.57% OF CLASS A SHARES
12555 MANCHESTER RD	5.93% OF CLASS C SHARES
SAINT LOUIS MO 63131-3729

PERSHING LLC	8.25% OF CLASS A SHARES
1 PERSHING PLZ	7.39% OF CLASS B SHARES
JERSEY CITY NJ 07399-0002	14.77% OF CLASS C SHARES

FIRST CLEARING LLC	8.03% OF CLASS B SHARES
2801 MARKET ST	7.04% OF CLASS C SHARES
SAINT LOUIS MO 63103-2523

MASSACHUSETTS FINANCIAL SERVICES CO	87.39% OF CLASS R4 SHARES
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

COUNSEL TRUST DBA MATC	5.83% OF CLASS R4 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

CHROME HEARTS LLC 401K PSP & TRUST	5.72% OF CLASS R4 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228
Name and Address of Investor	Percentage Ownership

MFS CORE EQUITY FUND

EDWARD D JONES & CO	22.86% OF CLASS A SHARES
12555 MANCHESTER RD	15.41% OF CLASS B SHARES
SAINT LOUIS MO 63131-3729	5.82% OF CLASS C SHARES

HERITAGE TRUST COMPANY	20.23% OF CLASS A SHARES
111 HUNTINGTON AVENUE	53.92% OF CLASS B SHARES
BOSTON MA 02199	24.34% OF CLASS C SHARES

PERSHING LLC	5.82% OF CLASS A SHARES
1 PERSHING PLZ	5.34% OF CLASS B SHARES
JERSEY CITY NJ 07399-0002	9.53% OF CLASS C SHARES
8.80% OF CLASS I SHARES

FIRST CLEARING LLC	5.16% OF CLASS A SHARES

2801 MARKET ST	8.33% OF CLASS C SHARES
SAINT LOUIS MO 63103-2523	7.33% OF CLASS I SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC	9.54% OF CLASS C SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	5.68% OF CLASS C SHARES
499 WASHINGTON BLVD	9.12% OF CLASS I SHARES
JERSEY CITY NJ 07310-2010

MORGAN STANLEY SMITH BARNEY	5.38% OF CLASS C SHARES
HARBORSIDE FINANCIAL CENTER	5.43% OF CLASS I SHARES
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

HARTFORD SECURITIES DISTRIBUTION COMPANY INC	47.38% OF CLASS I SHARES
PO BOX 2999	65.75% OF CLASS R1 SHARES
HARTFORD CT 06104-2999	57.70% OF CLASS R2 SHARES
13.23% OF CLASS R3 SHARES

WELLS FARGO BANK NA	5.42% OF CLASS I SHARES
PO BOX 1533
MINNEAPOLIS MN 55480-1533

DCGT	10.81% OF CLASS R1 SHARES
711 HIGH ST	12.19% OF CLASS R2 SHARES
DES MOINES IA 50392-0001	7.65% OF CLASS R3 SHARES
23.50% OF CLASS R4 SHARES

PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS	5.91% OF CLASS R1 SHARES
711 HIGH ST	6.37% OF CLASS R3 SHARES
DES MOINES IA 50392-0001

PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS	9.43% OF CLASS R2 SHARES
711 HIGH ST	23.50% OF CLASS R4 SHARES
DES MOINES IA 50392-0001

PRUDENTIAL INVESTMENT	7.33% OF CLASS R2 SHARES
MANAGEMENT SERVICES LLC
THREE GATEWAY CENTER 14TH FL
NEWARK NJ 07102

STATE BANK OF LONG ISLAND 401(K)	7.33% OF CLASS R2 SHARES
1455 VALLEY ROAD
WAYNE NJ 07470-2089

FRONTIER TRUST COMPANY	60.99% OF CLASS R3 SHARES
PO BOX 10758
FARGO ND 58106-0758

NE MED CENTER 403B	58.24% OF CLASS R3 SHARES
PO BOX 10758
FARGO ND 58106-0758

CHARLES SCHWAB & CO INC	36.08% OF CLASS R4 SHARES
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NFS LLC	14.86% OF CLASS R4 SHARES
ATTN STEVE REYNOLDS L17A
82 DEVONSHIRE ST
BOSTON MA 02109

H BRUCE & SONS INC	5.32% OF CLASS R4 SHARES
401K RETPLAN
106 S MAIN ST # TOW-17
AKRON OH 44308-1417

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	9.98% OF CLASS R4 SHARES
100 MAGELLAN WAY
COVINGTON KY 41015-1999

FESTO CORPORATION	7.45% OF CLASS R4 SHARES
100 MAGELLAN WAY
COVINGTON KY 41015-1999

EMJAY CORP	9.13% OF CLASS R4 SHARES
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

MASSACHUSETTS FINANCIAL SERVICES COMPANY	99.11% OF CLASS R5 SHARES
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

Name and Address of Investor	Percentage Ownership

MFS GLOBAL LEADERS FUND

EDWARD D JONES & CO	31.80% OF CLASS A SHARES
12555 MANCHESTER RD	19.06% of CLASS B SHARES
SAINT LOUIS MO 63131-3729

PERSHING LLC	21.57% OF CLASS A SHARES
1 PERSHING PLZ	20.19% OF CLASS B SHARES
JERSEY CITY NJ 07399-0002	12.74% OF CLASS C SHARES

AMERICAN ENTERPRISE INVESTMENT	20.81% OF CLASS A SHARES
707 2ND AVE S	6.18% OF CLASS B SHARES
MINNEAPOLIS MN 55402-2405	34.57% OF CLASS C SHARES

MASSACHUSETTS FINANCIAL SERVICES COMPANY	34.61% OF CLASS B SHARES
111 HUNTINGTON AVENUE	11.10% OF CLASS C SHARES
BOSTON MA 02199-7632	95.07% OF CLASS I SHARES
100.00% OF CLASS R5 SHARES

HERITAGE TRUST COMPANY	10.23% OF CLASS A SHARES
111 HUNTINGTON AVENUE	10.09% OF CLASS B SHARES
BOSTON MA 02199	22.58% OF CLASS C SHARES

NATIONAL FINANCIAL SERVICES LLC	6.22% OF CLASS C SHARES
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010

Name and Address of Investor	Percentage Ownership

MFS GLOBAL NEW DISCOVERY FUND

AMERICAN ENTERPRISE INVESTMENT	41.91% OF CLASS A SHARES
707 2ND AVE S	11.95% OF CLASS B SHARES
MINNEAPOLIS MN 55402-2405	32.67% OF CLASS C SHARES

PERSHING LLC	12.90% OF CLASS A SHARES
1 PERSHING PLZ	9.33% OF CLASS C SHARES
JERSEY CITY NJ 07399-0002

EDWARD D JONES & CO	11.51% CLASS A SHARES
12555 MANCHESTER RD	7.71% OF CLASS C SHARES
SAINT LOUIS MO 63131-3729

NATIONAL FINANCIAL SERVICES LLC	10.32% OF CLASS A SHARES
499 WASHINGTON BLVD
ATTN MUTUAL FUND DEPT 4TH FLOOR
JERSEY CITY NJ 07310-2010

HERITAGE TRUST COMPANY	9.86% OF CLASS A SHARES
111 HUNTINGTON AVENUE	23.64% OF CLASS B SHARES
BOSTON MA 02199	16.88% OF CLASS C SHARES

RAYMOND JAMES	8.04% OF CLASS A SHARES
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

MASSACHUSETTS FINANCIAL SERVICES COMPANY	33.97% OF CLASS B SHARES
111 HUNTINGTON AVENUE	18.55% OF CLASS I SHARES
BOSTON MA 02199-7632	100.0% OF CLASS R1 SHARES
95.01% OF CLASS R2 SHARES
92.17% OF CLASS R3 SHARES
100.00% OF CLASS R4 SHARES

FIRST CLEARING LLC	15.30% OF CLASS B SHARES
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MARK G WORISCHECK &	6.10% OF CLASS C SHARES
TRACY L WORISCHECK TTEES
THE WORISCHECK FAMILY REVOCABLE LIVING TRUST
1841 E ROCKY SLOPE DR
PHOENIX AZ 85048-4507

STIFEL NICOLAUS & CO INC	5.79% OF CLASS C SHARES
501 N BROADWAY FL 8
SAINT LOUIS MO 63102-2188

HARTFORD SECURITIES DISTRIBUTION COMPANY INC	61.23% OF CLASS I SHARES
PO BOX 2999
HARTFORD CT 06104-2999

DAVID A ANTONELLI	8.60% OF CLASS I SHARES
LISA M ANTONELLI JTWROS
5 STEVENS CIR
WESTWOOD MA 02090-1085

FRONTIER TRUST CO	5.87% OF CLASS R3 SHARES
PO BOX 10758
FARGO ND 58106-0758

MANGANO LAW OFFICES CO LPA 401K	5.87% OF CLASS R3 SHARES
PO BOX 10758
FARGO ND 58106-0758

MFS GOVERNMENT MONEY MARKET FUND

HERITAGE TRUST COMPANY	59.29% OF CLASS A SHARES
111 HUNTINGTON AVENUE
BOSTON MA 02199

RICHARD E DAHLBERG	28.62% OF CLASS A SHARES
60 BOULDER RD
WELLESLEY HLS MA 02481-1520

JOHN F GUSTAFSON IRA R/O	5.19% OF CLASS A SHARES
7406 SPRING VILLAGE DR APT HP309
SPRINGFIELD VA 22150-4481

STATE STREET BANK	35.08% OF CLASS R5 SHARES
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	35.08% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

Name and Address of Investor	Percentage Ownership

MFS MID CAP GROWTH FUND

MFS HERITAGE TRUST	99.41% OF CLASS 529A SHARES
111 HUNTINGTON AVENUE	23.08% OF CLASS 529B SHARES
BOSTON MA 02199	99.99% OF CLASS 529C SHARES
31.46% OF CLASS A SHARES
71.12% OF CLASS B SHARES
32.55% OF CLASS C SHARES

ERIC B FISCHMAN	10.87% OF CLASS 529A SHARES
11 SYLVAN AVE
NEWTON MA 02465-3015

MFS SERVICE CENTER INC.	76.92% OF CLASS 529B SHARES
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

SUZANNE SASSI	13.36% OF CLASS C SHARES
30 ESTRELLA AVE
PIEDMONT CA 94611-3920

MICHAEL CORLEY	12.26% OF CLASS 529C SHARES
1691 S EL MOLINO AVE
SAN MARINO CA 91108-1702

DAVID P JENKINS	8.23% OF CLASS 529C SHARES
65 WILKS POND RD
BERLIN CT 06037-3753

PERSHING LLC	7.98% OF CLASS A SHARES
1 PERSHING PLZ	8.86% OF CLASS C SHARES
JERSEY CITY NJ 07399-0002	9.83% OF CLASS R1 SHARES

MERRILL LYNCH LIFE INSURANCE CO	7.93% OF CLASS A SHARES
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA 52499-0001

NATIONAL FINANCIAL SERVICES LLC	5.62% FOR CLASS A SHARES
499 WASHINGTON BLVD	5.29% OF CLASS I SHARES
JERSEY CITY NJ 07310-2010

FIRST CLEARING LLC	5.49% OF CLASS A SHARES
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MERRILL LYNCH PIERCE FENNER & SMITH INC	6.14% OF CLASS C SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	8.72% OF CLASS I SHARES
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

MORGAN STANLEY SMITH BARNEY	5.83% OF CLASS C SHARES
HARBORSIDE FINANCIAL CENTER	9.19% OF CLASS I SHARES
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

HARTFORD SECURITIES DISTRIBUTION COMPANY INC	66.19% OF CLASS I SHARES
PO BOX 2999	81.92% OF CLASS R1 SHARES

HARTFORD CT 06104-2999	92.32% OF CLASS R2 SHARES
94.21% OF CLASS R3 SHARES

MASSACHUSETTS FINANCIAL SERVICES CO	75.77% OF CLASS R4 SHARES
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

NFS LLC	15.64% OF CLASS R4 SHARES
ATTN STEVE REYNOLDS L17A
82 DEVONSHIRE ST
BOSTON MA 02109

STARK & KNOLL CO	8.69% OF CLASS R4 SHARES
106 S MAIN ST # TOW-17
AKRON OH 44308-1417

AKRON COMMUNITY FOUNDATION 403B PLAN	6.95% OF CLASS R4 SHARES
106 S MAIN ST # TOW-17
AKRON OH 44308-1417

NATIONWIDE TRUST COMPANY, FSB	5.57% OF CLASS R4 SHARES
PO BOX 182029
COLUMBUS OH 43218-2029

STATE STREET BANK	56.13% OF CLASS R5 SHARES
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	33.74% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

MFS AGGRESSIVE GROWTH ALLOCATION FUND	12.99% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

MFS CONSERVATIVE ALLOCATION FUND	9.40% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

Name and Address of Investor	Percentage Ownership

MFS MONEY MARKET FUND

HERITAGE TRUST COMPANY	28.29%
111 HUNTINGTON AVENUE
BOSTON MA 02199

HARTFORD SECURITIES DISTRIBUTION COMPANY INC	24.74%
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

ROBERT J MANNING TTEE	8.67%
ROBERT J MANNING LIVING TRUST
13 ROCKYLEDGE RD
SWAMPSCOTT MA 01907-2821

FIRST CLEARING LLC	6.02%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

Name and Address of Investor	Percentage Ownership

MFS NEW DISCOVERY FUND

MFS HERITAGE TRUST	99.43% OF CLASS 529A SHARES
111 HUNTINGTON AVENUE	100.00% OF CLASS 529B SHARES
BOSTON MA 02199	100.00% OF CLASS 529C SHARES
12.55% OF CLASS A SHARES
28.11% OF CLASS B SHARES
9.59% OF CLASS C SHARES

WERNER ITEM	8.24% OF CLASS 529A SHARES
22670 SAN JUAN RD
CUPERTINO CA 95014-3933

SHAUNA BAIRD	6.15% OF CLASS 529B SHARES
34 LAKE STATION RD
WARWICK NY 10990-3457

MACKENZIE K HARDER	5.97% OF CLASS 529B SHARES
6880 LEIBINGER LN
GRANITE BAY CA 95746-9364

DIANE G EMR	5.72% OF CLASS 529B SHARES
62 VENETIAN DR
LK HOPATCONG NJ 07849-2220

PAUL M FANNING	5.30% OF 529B SHARES
14844 EASTSIDE RD
TYLER TX 75707-7400

HEATHER S SCOTT	5.27% OF CLASS 529B SHARES
11332 214TH ST
LAKEWOOD CA 90715-2014

KAY G FAURE	5.14% OF CLASS 529B SHARES
PO BOX 307
CLACKAMAS OR 97015-0307

ROBERT C SUNDAHL	14.20% OF CLASS 529C SHARES
3322 E TONTO DR
PHOENIX AZ 85044-3517

DESERT TRUST	7.03% OF CLASS 529C SHARES
STEVEN SILBERMAN & BRENDA BROOKS
3726 ILLAHE HILL RD S
SALEM OR 97302-9461

THE CODY & NICOLE SMITH REV TRUST	5.27% OF CLASS 529C SHARES
CODY L & NICOLE J SMITH AS TTEE
36 ROYAL OAK DR
FAR HILLS NJ 07931-2569

AMERICAN ENTERPRISE INVESTMENT	13.38% OF CLASS A SHARES
707 2ND AVE S	7.62% OF CLASS B SHARES
MINNEAPOLIS MN 55402-2405

NATIONAL FINANCIAL SERVICES LLC	10.81% OF CLASS A SHARES
499 WASHINGTON BLVD

JERSEY CITY NJ 07310-2010

PERSHING LLC	8.31% OF CLASS A SHARES
1 PERSHING PLZ	18.13% OF CLASS B SHARES
JERSEY CITY NJ 07399-0002	8.05% OF CLASS C SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC	7.98% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	13.24% OF CLASS B SHARES
4800 DEER LAKE DR E	26.03% OF CLASS C SHARES
JACKSONVILLE FL 32246-6484	30.53% OF CLASS I SHARES
10.48% OF CLASS R2 SHARES

HARTFORD SECURITIES DISTRIBUTION COMPANY INC	5.46% OF CLASS A SHARES
PO BOX 2999	5.95% OF CLASS I SHARES
HARTFORD CT 06104-2999	50.17% OF CLASS R1 SHARES
18.64% OF CLASS R2 SHARES
10.53% OF CLASS R3 SHARES

UBS WM USA	5.23% OF CLASS A SHARES
1000 HARBOR BLVD FL 5	5.74% OF CLASS C SHARES
WEEHAWKEN NJ 07086-6761

FIRST CLEARING LLC	7.12% OF CLASS B SHARES
2801 MARKET ST	6.77% OF CLASS C SHARES
SAINT LOUIS MO 63103-2523	13.80% OF CLASS I SHARES

RAYMOND JAMES	10.30% OF CLASS C SHARES
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

MORGAN STANLEY SMITH BARNEY	7.07% OF CLASS C SHARES
HARBORSIDE FINANCIAL CENTER	10.22% OF CLASS I SHARES
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

LPL FINANCIAL	6.21% OF CLASS C SHARES
9785 TOWNE CENTRE DR	24.25% OF CLASS I SHARES
SAN DIEGO CA 92121-1968

DCGT	12.36% OF CLASS R1 SHARES
711 HIGH ST	11.35% OF CLASS R2 SHARES
DES MOINES IA 50392-0001	10.48% OF CLASS R3 SHARES

PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS	6.16% OF CLASS R1 SHARES
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS	5.78% OF CLASS R1 SHARES
711 HIGH ST	7.23% OF CLASS R2 SHARES
DES MOINES IA 50392-0001	6.23% OF CLASS R3 SHARES

MID ATLANTIC TRUST CO	8.87% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

COUNSEL TRUST DBA MATC	5.83% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

HARTFORD LIFE INS CO	35.16% OF CLASS R2 SHARES
ATTN UIT OPERATIONS	15.22% OF CLASS R3 SHARES

PO BOX 2999
HARTFORD CT 06104-2999

AMERICAN UNITED LIFE	5.10% OF CLASS R2 SHARES
GROUP RETIREMENT ANNUITY
PO BOX 368
INDIANAPOLIS IN 46206-0368

THE GUARDIAN INSURANCE & ANNUITY CO INC	11.75% OF CLASS R3 SHARES
3900 BURGESS PL
BETHLEHEM PA 18017-9097

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	11.05% OF CLASS R3 SHARES
100 MAGELLAN WAY	22.67% OF CLASS R4 SHARES
COVINGTON KY 41015-1999

FRONTIER TRUST CO	5.26% OF CLASS R3 SHARES
PO BOX 10758
FARGO ND 58106-0758

TAYNIK & CO	5.20% OF CLASS R3 SHARES
1200 CROWN COLONY DR
QUINCY MA 02169-0938

STATE STREET BANK & TRUST	5.20% OF CLASS R3 SHARES
1200 CROWN COLONY DR
QUINCY MA 02169-0938

PRUDENTIAL INVESTMENT	40.33% OF CLASS R4 SHARES
MANAGEMENT SERVICES LLC
THREE GATEWAY CENTER 14TH FL
NEWARK NJ 07102

767 MGM RESORTS 401K SAVINGS PLAN	40.33% OF CLASS R4 SHARES
4886 FRANK SINATRA DR
AS VEGAS NV 89158-4316

NFS LLC	25.18% OF CLASS R4 SHARES
ATTN STEVE REYNOLDS L17A
82 DEVONSHIRE ST
BOSTON MA 02109

STATE STREET BANK	86.47% OF CLASS R5 SHARES
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	32.71% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

MFS MODERATE ALLOCATION FUND	30.38% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

MFS AGGRESSIVE GROWTH ALLOCATION FUND	13.63% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

MFS CONSERVATIVE ALLOCATION FUND	9.75% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

Name and Address of Investor	Percentage Ownership

MFS RESEARCH INTERNATIONAL FUND

MFS HERITAGE TRUST	99.62% OF CLASS 529A SHARES
111 HUNTINGTON AVENUE	100.00% OF CLASS 529B SHARES
BOSTON MA 02199	100.00% OF CLASS 529C SHARES
32.19% OF CLASS B SHARES
5.96% OF CLASS C SHARES

CAMERON HUBBARD	11.72% OF CLASS 529B SHARES
1105 EVERGREEN RD
LOUISVILLE KY 40223-2401

RICHARD M LEE	7.84% OF CLASS 529B SHARES
2132 E GRIFFIN PKWY
MISSION TX 78572-3225

SUSAN RYAN-BISIG	7.11% OF CLASS 529B SHARES
9409 HOBBLEBUSH ST
PROSPECT KY 40059-7667

EMELIA ARAGON	6.94% OF CLASS 529B SHARES
4993 W 6TH ST
GREELEY CO 80634-1256

OLGA P ARDILA-LUDWIG	6.68% OF CLASS 529B SHARES
3058 PERRIWINKLE WAY
DAVIE FL 33328-6703

SHANNON P GIBSON	5.68% OF CLASS 529B SHARES
3201 PARK GREEN DR
TAMPA FL 33611-4602

JACK TAYLOR	9.02% OF CLASS 529C SHARES
10951 SANCTUARY DR
SHREVEPORT LA 71106-7773

DANIEL A GRADY	7.80% OF CLASS 529C SHARES
277 MANNING ST
NEEDHAM MA 02492-3507

KAREN A HILLEN	5.04% OF CLASS 529C SHARES
16130 48TH AVE N
PLYMOUTH MN 55446-2052

NATIONAL FINANCIAL SERVICES LLC	39.85% OF CLASS A SHARES
499 WASHINGTON BLVD	12.49% OF CLASS I SHARES
JERSEY CITY NJ 07310-2010

MERRILL LYNCH PIERCE FENNER & SMITH INC	16.23% OF CLASS A SHARES
FOR THE SOLE BENEFIT OFITS CUSTOMERS	14.53% OF CLASS B SHARES
4800 DEER LAKE DR E	45.79% OF CLASS C SHARES
JACKSONVILLE FL 32246-6484	11.09% OF CLASS I SHARES
6.18% OF CLASS R2 SHARES

AMERICAN ENTERPRISE INVESTMENT	13.57% OF CLASS A SHARES

707 2ND AVE S	6.64% OF CLASS B SHARES
MINNEAPOLIS MN 55402-2405	5.10% OF CLASS C SHARES

FIRST CLEARING LLC	13.92% OF CLASS B SHARES
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	11.40% OF CLASS B SHARES
1 PERSHING PLZ	7.52% OF CLASS C SHARES
JERSEY CITY NJ 07399-0002

MORGAN STANLEY SMITH BARNEY	8.29% OF CLASS C SHARES
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

J P MORGAN CLEARING CORP OMNIBUS	28.55% OF CLASS I SHARES
3 CHASE METROTECH CENTER 3RD FLOOR
BROOKLYN NY 11245-0001

EDWARD D JONES & CO	18.35% OF CLASS I SHARES
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3729

MORI & CO	14.82% OF CLASS I SHARES
922 WALNUT ST
KANSAS CITY MO 64106-1802

COMMERCE BANK	14.82% OF CLASS I SHARES
922 WALNUT ST
KANSAS CITY MO 64106-1802

CHARLES SCHWAB & CO INC	5.16% OF CLASS I SHARES
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

HARTFORD SECURITIES DISTRIBUTION COMPANY INC	65.15% OF CLASS R1 SHARES
PO BOX 2999	14.94% OF CLASS R2 SHARES
HARTFORD CT 06104-2999	13.73% OF CLASS R3 SHARES
10.18% OF CLASS R4 SHARES

DCGT	17.14% OF CLASS R1 SHARES
711 HIGH ST	5.14% OF CLASS R2 SHARES
DES MOINES IA 50392-0001	5.14% OF CLASS R3 SHARES

PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS	10.00% OF CLASS R1 SHARES
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS	6.83% OF CLASS R1 SHARES
711 HIGH ST
DES MOINES IA 50392-0001

MID ATLANTIC TRUST CO	5.11% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

HARTFORD LIFE INS CO	47.27% OF CLASS R2 SHARES
ATTN UIT OPERATIONS	11.60% OF CLASS R3 SHARES
PO BOX 2999
HARTFORD CT 06104-2999

STATE STREET CORPORATION	15.96% OF CLASS R2 SHARES
1 LINCOLN ST
BOSTON MA 02111-2901

ADP ACCESS	15.96% OF CLASS R2 SHARES
1 LINCOLN ST
BOSTON MA 02111-2901

SUNTRUST BANK	24.09% OF CLASS R3 SHARES
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

WELLS FARGO BANK	23.79% OF CLASS R3 SHARES
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

HARTFORD LIFE INSURANCE COMPANY	SEPARATE ACCOUNT
PO BOX 2999
HARTFORD CT 06104-2999

NFS LLC	7.78% OF CLASS R3 SHARES
ATTN STEVE REYNOLDS L17A	36.34% OF CLASS R4 SHARES
82 DEVONSHIRE ST
BOSTON MA 02109

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	34.93% OF CLASS R4 SHARES
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

PRUDENTIAL INVESTMENT	30.14% OF CLASS R4 SHARES
MANAGEMENT SERVICES LLC
THREE GATEWAY CENTER 14TH FL
NEWARK NJ 07102

767 MGM RESORTS 401K SAVINGS PLAN	30.14% OF CLASS R4 SHARES
4886 FRANK SINATRA DR
LAS VEGAS NV 89158-4316

GREAT-WEST TRUST CO	8.92% OF CLASS R4 SHARES
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

STATE STREET BANK	75.70% OF CLASS R5 SHARES
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS INTERNATIONAL DIVERSIFICATION FUND	45.63% OF CLASS R5 SHARES

C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA02199

MAC & CO	18.43% OF CLASS R5 SHARES
PO BOX 3198
PITTSBURGH PA 15230-3198

PRICE WATERHOUSE COOPER	8.32% OF CLASS R5 SHARES
PO BOX 3198
PITTSBURGH PA 15230-3198

MFS MODERATE ALLOCATION FUND	12.38% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA02199

MFS GROWTH ALLOCATION FUND	11.64% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA02199

Name and Address of Investor	Percentage Ownership

MFS TECHNOLOGY FUND

HERITAGE TRUST COMPANY	19.54% OF CLASS A SHARES
111 HUNTINGTON AVENUE	40.86% OF CLASS B SHARES
BOSTON MA	24.06% OF CLASS C SHARES

AMERITRADE INC	13.16% OF CLASS A SHARES
PO BOX 2226
OMAHA NE 68103-2226

PERSHING LLC	9.30% OF CLASS A SHARES
1 PERSHING PLZ	6.66% OF CLASS B SHARES
JERSEY CITY NJ 07399-0002

EDWARD D JONES & CO	7.23% OF CLASS A SHARES
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3729

AMERICAN ENTERPRISE INVESTMENT	7.04% OF CLASS A SHARES
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

NATIONAL FINANCIAL SERVICES LLC	5.49% OF CLASS A SHARES
499 WASHINGTON BLVD	11.51% OF CLASS B SHARES
ATTN MUTUAL FUND DEPT 4TH FLOOR
JERSEY CITY NJ 07310-2010

EDWARD D JONES & CO	8.00% OF CLASS B SHARES
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3729

FIRST CLEARING LLC	6.11% OF CLASS C SHARES
2801 MARKET ST	9.81% OF CLASS I SHARES
SAINT LOUIS MO 63103-2523

HARTFORD SECURITIES DISTRIBUTION COMPANY INC	33.52% OF CLASS I SHARES
PO BOX 2999	50.31% OF CLASS R1 SHARES
HARTFORD CT 06104-2999	33.15% OF CLASS R3 SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC	28.09% OF CLASS I SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

LPL FINANCIAL	15.93% OF CLASS I SHARES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

MID ATLANTIC TRUST CO	17.27% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

NATIONWIDE TRUST COMPANY, FSB	6.35% OF CLASS R1 SHARES
PO BOX 182029
COLUMBUS OH 43218-2029

COUNSEL TRUST DBA MATC	5.33% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

FRONTIER TRUST CO	5.34% OF CLASS R2 SHARES
PO BOX 10758	5.61% OF CLASS R3 SHARES
FARGO ND 58106-0758	5.55% OF CLASS R4 SHARES

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	17.64% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON KY 41015-1999

ENTROPIC COMMUNICATIONS INC	12.22% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON KY 41015-1999

NEW YORK LIFE TRUST COMPANY	9.40% OF CLASS R3 SHARES
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

DWS TRUST CO	7.77% OF CLASS R3 SHARES
PO BOX 1757
SALEM NH 03079-1143

SHAPELL INDUSTRIES INC 401K P/S PLAN	6.47% OF CLASS R3 SHARES
PO BOX 1757
SALEM NH 03079-1143

STATE STREET CORPORATION	48.31% OF CLASS R4 SHARES
1 LINCOLN ST
BOSTON MA 02111-2901

ADP ACCESS	48.31% OF CLASS R4 SHARES
1 LINCOLN ST
BOSTON MA 02111-2901

GREAT-WEST TRUST COMPANY LLC	13.08% OF CLASS R4 SHARES
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

EMJAY CORP	10.87% OF CLASS R4 SHARES
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

RHONDA MEYER	6.51% OF CLASS R4 SHARES
HARBOUR MANAGEMENT LLC 401K PSP & TRUST
575 DONOFRIO DR STE 300
MADISON WI 53719-2832

DOVER DIXON HORNE PLLC 401 K PLAN	5.55% OF CLASS R4 SHARES
PO BOX 10758
FARGO ND 58106-0758

ING LIFE INSURANCE & ANNUITY CO	51.61% OF CLASS R5 SHARES
1 ORANGE WAY B3N	6.17% OF CLASS R2 SHARES
WINDSOR CT 06095-4773

MASSACHUSETTS FINANCIAL SERVICES COMPANY	37.46% OF CLASS R5 SHARES
111 HUNTINGTON AVENUE	9.20% OF CLASS R4 SHARES
BOSTON MA 02199-7632

MID ATLANTIC TRUST CO	10.56% OF CLASS R5 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

FANCORT INDUSTRIES 401K PSP & TRUST	10.56% OF CLASS R5 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

Name and Address of Investor	Percentage Ownership

MFS VALUE FUND

MFS HERITAGE TRUST	99.49% OF CLASS 529A SHARES
111 HUNTINGTON AVENUE	100.00% OF CLASS 529B SHARES
BOSTON MA 02199	100.00% OF CLASS 529C SHARES
28.18% OF CLASS B SHARES

KEVIN A CONN	6.57% OF CLASS 529A SHARES
230 MOUNT VERNON ST
WEST NEWTON MA 02465-2519

KENT P ELLIOTT	5.16% OF CLASS 529A SHARES
379 ESTHER ST
COSTA MESA CA 92627-2339

DARLENE M SURPRENANT	5.67% OF CLASS 529C SHARES
2725 N ST NW
WASHINGTON DC 20007-3324

AMERICAN ENTERPRISE INVESTMENT	32.05% OF CLASS A SHARES
707 2ND AVE S	6.35% OF CLASS B SHARES
MINNEAPOLIS MN 55402-2405

MERRILL LYNCH PIERCE FENNER & SMITH INC	7.35% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	34.85% OF CLASS C SHARES
4800 DEER LAKE DR E	23.06% OF CLASS I SHARES
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	6.20% OF CLASS B SHARES
499 WASHINGTON BLVD	5.45% OF CLASS C SHARES
ATTN MUTUAL FUND DEPT 4TH FLOOR
JERSEY CITY NJ 07310-2010

PERSHING LLC	7.11% OF CLASS B SHARES
1 PERSHING PLZ	6.42% OF CLASS C SHARES
JERSEY CITY NJ 07399-0002	15.26% OF CLASS I SHARES

MORGAN STANLEY SMITH BARNEY	10.42% OF CLASS C SHARES
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

FIRST CLEARING LLC	7.78% OF CLASS C SHARES
2801 MARKET ST	10.58% OF CLASS I SHARES
SAINT LOUIS MO 63103-2523

LPL FINANCIAL	7.45% OF CLASS C SHARES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

RAYMOND JAMES	5.03% OF CLASS C SHARES
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

EDWARD D JONES & CO	15.72% OF CLASS I SHARES
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3729

WELLS FARGO BANK NA	6.03% OF CLASS I SHARES
1525 WEST WT HARRIS BLVD	8.83% OF CLASS R3 SHARES
CHARLOTTE NC 28288-1076	6.44% OF CLASS R4 SHARES

SAXON & CO.	5.60% OF CLASS I SHARES
PO BOX 7780-1888
PHILADELPHIA PA 19182-0001

DCGT	40.90% OF CLASS R1 SHARES
711 HIGH ST	18.55% OF CLASS R2 SHARES
DES MOINES IA 50392-0001

PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS	23.58% OF CLASS R1 SHARES
711 HIGH ST	11.09% OF CLASS R2 SHARE
DES MOINES IA 50392-0001

PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS	15.83% OF CLASS R1 SHARES
711 HIGH ST	7.37% OF CLASS R2 SHARES
DES MOINES IA 50392-0001

HARTFORD SECURITIES DISTRIBUTION COMPANY INC	28.16% OF CLASS R1 SHARES
PO BOX 2999	13.17% OF CLASS R2 SHARES
HARTFORD CT 06104-2999

ING LIFE INSURANCE & ANNUITY CO	13.34% OF CLASS R2 SHARES
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

NFS LLC	36.91% OF CLASS R4 SHARES
ATTN STEVE REYNOLDS L17A	12.14% OF CLASS R5 SHARES
82 DEVONSHIRE ST
BOSTON MA 02109

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	28.27% OF CLASS R4 SHARES
100 MAGELLAN WAY # KW1C	11.68% OF CLASS R5 SHARES
COVINGTON KY 41015-1987

STATE STREET BANK TRUST CO	5.74% OF CLASS R4 SHARES
440 MAMARONECK AVE
HARRISON NY 10528-2418

CHARLES SCHWAB & CO INC	10.73% OF CLASS R4 SHARES
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

STATE STREET BANK	90.18% OF CLASS R5 SHARES
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	45.09% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199
MAC & CO	15.88% OF CLASS R5 SHARES
PO BOX 3198
PITTSBURGH PA 15230-3198

PRICE WATERHOUSE COOPER	8.19% OF CLASS R5 SHARES
PO BOX 3198
PITTSBURGH PA 15230-3198

MFS MODERATE ALLOCATION FUND	15.48% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

MERCER TRUST CO	9.71% OF CLASS R5 SHARES
1 INVESTORS WAY
NORWOOD MA 02062-1599

AIG INCENTIVE SAVINGS PLAN	9.59% OF CLASS R5 SHARES
1 INVESTORS WAY
NORWOOD MA 02062-1599

MFS AGGRESSIVE GROWTH ALLOCATION FUND	6.77% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

MFS CONSERVATIVE ALLOCATION FUND	5.64% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON MA 02199

As of December 2, 2013, no shares of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund were owned because these Funds had not yet commenced operations.

APPENDIX D - PORTFOLIO MANAGER(S)

Compensation
Portfolio manager compensation is reviewed annually. As of December 31, 2012, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Messrs. MacDougall and Melendez, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2012, the following benchmarks were used to measure the following portfolio managers' performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
MFS Global Leaders Fund	Matthew Barrett	MSCI All Country World Consumer Discretionary and Staples Index MSCI All Country World Index Morningstar Global Multi-Cap Growth Funds
	Maile J. Clark	MSCI All Country World Consumer Discretionary and Staples Index MSCI All Country World Index Morningstar Global Multi-Cap Growth Funds

MFS Global New Discovery Fund	Peter F. Fruzzetti	MSCI All Country World Small Mid Cap Index Lipper Global Small-Mid Cap Funds
	Thomas H. Wetherald	MSCI All Country World Small Mid Cap Index Lipper Global Small-Mid Cap Funds

MFS Mid Cap Growth Fund	Eric B. Fischman	Russell MidCap Growth Index Lipper Mid-Cap Growth Funds
	Paul J. Gordon	Russell MidCap Growth Index Lipper Mid-Cap Growth Funds

MFS New Discovery Fund	Thomas H. Wetherald	Russell 2000 Growth Index Lipper Small-Cap Growth Funds

MFS Research International Fund	Jose Luis Garcia	MSCI EAFE (Europe, Australasia, Far East) Index Lipper International Large-Cap Core Funds

MFS Technology Fund	Matthew D. Sabel	Standard & Poor's North American Technology Sector Index Lipper Science & Technology Funds Lipper Global Science/Technology Funds

MFS Value Fund	Nevin P. Chitkara	Russell 1000 Value Index Lipper Large-Cap Value Funds Lipper Large-Cap Core Funds Lipper Equity Income Funds
	Steven R. Gorham	Russell 1000 Value Index Lipper Large-Cap Core Funds Lipper Large-Cap Value Funds

As of December 4, 2013, MFS expects the following benchmarks will be used to measure the following portfolio managers' performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
MFS Low Volatility Equity Fund	James C. Fallon	Standard & Poor’s 500 Stock Index
	Matthew W. Krummell	Standard & Poor’s 500 Stock Index

MFS Low Volatility Global Equity Fund	James C. Fallon	MSCI All Country World Index
	Jonathan W. Sage	MSCI All Country World Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

With respect to Messrs. MacDougall and Melendez, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund's fiscal year ended August 31, 2013. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Core Equity Fund	Joseph G. MacDougall	N

MFS Global Leaders Fund	Matthew Barrett	N
	Maile J. Clark	N

MFS Global New Discovery Fund	Peter F. Fruzzetti	N
	Thomas H. Wetherald	D

MFS Mid Cap Growth Fund	Eric B. Fischman	D
	Paul J. Gordon	D

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund

MFS New Discovery Fund	Thomas H. Wetherald	F

MFS Research International Fund	Jose Luis Garcia	A
	Thomas Melendez	D

MFS Technology Fund	Matthew D. Sabel	D

MFS Value Fund	Nevin P. Chitkara	F
	Steven R. Gorham	F

As of December 2, 2013, no portfolio manager owned shares of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund because these funds had not yet commenced operations.

Other Accounts
In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate.  The number and assets of these accounts were as follows as of the Fund's fiscal year ended August 31, 2013:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Core Equity Fund	Joseph G. MacDougall	Registered Investment Companies*	6	$5.9 billion
		Other Pooled Investment Vehicles	3	$1.6 billion
		Other Accounts	5	$632.7 million

MFS Global Leaders Fund	Matthew Barrett	Registered Investment Companies*	1	$10.6 million
		Other Pooled Investment Vehicles	2	$31.3 million
		Other Accounts	1	$926.3 million
	Maile J. Clark	Registered Investment Companies*	1	$10.6 million
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Global New Discovery Fund	Peter F. Fruzzetti	Registered Investment Companies*	3	$4.5 billion
		Other Pooled Investment Vehicles	2	$805.4 million
		Other Accounts	3	$414.3 million
	Thomas H. Wetherald	Registered Investment Companies*	4	$3.2 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	3	$379.4 million

MFS Mid Cap Growth Fund	Eric B. Fischman	Registered Investment Companies*	9	$13.5 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
		Other Pooled Investment Vehicles	1	$14.5 million
		Other Accounts	12	$1.3 billion
	Paul J. Gordon	Registered Investment Companies*	2	$1.8 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS New Discovery Fund	Thomas H. Wetherald	Registered Investment Companies*	4	$3.2 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	3	$379.4 million

MFS Research International Fund	Jose Luis Garcia	Registered Investment Companies*	15	$18.1 billion
		Other Pooled Investment Vehicles	10	$1.2 billion
		Other Accounts	13	$1.7 billion
	Thomas Melendez	Registered Investment Companies*	9	$14.4 billion
		Other Pooled Investment Vehicles	2	$186.3 million
		Other Accounts	5	$536.5 million

MFS Technology Fund	Matthew D. Sabel	Registered Investment Companies*	2	$295.6 million
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	1	$25.3 million

MFS Value Fund	Nevin P. Chitkara	Registered Investment Companies*	19	$52.3 billion
		Other Pooled Investment Vehicles	6	$4.2 billion
		Other Accounts	39	$14.6 billion
	Steven R. Gorham	Registered Investment Companies*	18	$52.2 billion
		Other Pooled Investment Vehicles	6	$4.2 billion
		Other Accounts	39	$14.6 billion

*Includes the Fund.

With respect to the accounts identified in the table above, Mr. Garcia manages three other accounts with assets totaling $261.5 million, and Mr. Melendez manages three other accounts with assets totaling $261.5 million, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of September 30, 2013, were as follows:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
MFS Low Volatility Equity Fund	James C. Fallon	Registered Investment Companies^	0	Not Applicable
		Other Pooled Investment Vehicles	1	$2.3 million
		Other Accounts	11	$2.1 billion
	Matthew W. Krummell	Registered Investment Companies^	7	$2.6 billion
		Other Pooled Investment Vehicles	2	$179.6 million
		Other Accounts	8	$2.6 billion

MFS Low Volatility Global Equity Fund	James C. Fallon	Registered Investment Companies^	0	Not Applicable
		Other Pooled Investment Vehicles	1	$2.3 million
		Other Accounts	11	$2.1 billion
	Jonathan W. Sage	Registered Investment Companies^	9	$14.6 billion
		Other Pooled Investment Vehicles	2	$377.9 million
		Other Accounts	18	$5.5 billion

^Does not include the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest
The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

APPENDIX E - PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2013

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.       Voting Guidelines;

B.       Administrative Procedures;

C        Records Retention; and

                                D.  Reports.

A.           VOTING GUIDELINES

1.           General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.           MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors.  While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.  In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from  shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carryforwards); or (4) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis.  In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders.  As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.  However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.  MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives.  However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives.  Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees.  MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds.  MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter.  MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met:  (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).  MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan.  In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company.  Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.  MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.  MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders.  For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis.  As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.  MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors.  However, we will generally support such proposals if we determine there to be governance concerns at the issuer. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments.  However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders.  Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation.  MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.   Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company.  While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments.  The Proxy Voting Committee

does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.           Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices.  In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote.  In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2  However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.           Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.           Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.           RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.           REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees of the MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX F - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, program management services (if applicable), and transfer agency-related services, over the specified periods is set forth below.

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services(1)

MFS Cash Reserve Fund	August 31, 2011	$0	$1,861,956	$1,088,080	$74,867	$0
	August 31, 2012	$0	$1,853,527	$921,034	$78,692	$0
	August 31, 2013	$0	$1,606,760	$668,968	$62,185	$0

MFS Core Equity Fund	August 31, 2011	$5,143,519	$0	$2,142,372	$126,197	N/A
	August 31, 2012	$5,100,424	$0	$1,739,731	$133,738	N/A
	August 31, 2013	$5,909,001	$1,880	$1,618,773	$135,840	N/A

MFS Global Leaders Fund	August 31, 2012(2)	$24,687	$0	$2,436	$16,112	N/A
	August 31, 2013	$94,413	$16	$8,859	$17,454	N/A

MFS Global New Discovery Fund	August 31, 2012(3)	$28,815	$0	$716	$12,335	N/A
	August 31, 2013	$124,693	$32	$8,414	$17,454	N/A

MFS Government Money Market Fund	August 31, 2011	$0	$76,990	$26,146	$17,502	N/A
	August 31, 2012	$0	$60,452	$22,054	$17,516	N/A
	August 31, 2013	$0	$53,247	$16,471	$17,454	N/A

MFS Low Volatility Equity Fund	N/A(4)	N/A	N/A	N/A	N/A	N/A

MFS Low Volatility Global Equity Fund	N/A(4)	N/A	N/A	N/A	N/A	N/A

MFS Mid Cap Growth Fund	August 31, 2011	$6,706,749	$0	$2,044,895	$133,172	$1,398
	August 31, 2012	$7,045,038	$0	$1,663,393	$148,892	$870
	August 31, 2013	$8,642,397	$85,339	$1,467,873	$158,381	$1,089

MFS Money Market Fund	August 31, 2011	$10,260	$1,795,107	$884,605	$72,170	N/A
	August 31, 2012	$0	$1,748,261	$786,776	$74,769	N/A
	August 31, 2013	$0	$1,542,357	$615,125	$60,148	N/A

MFS New Discovery Fund	August 31, 2011	$9,803,865	$1,228,614	$2,187,489	$179,589	$3,303
	August 31, 2012	$10,099,079	$518,600	$1,819,653	$184,515	$1,978
	August 31, 2013	$13,109,806	$520,244	$1,410,473	$202,587	$2,633

F-1

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services(1)

MFS Research International Fund	August 31, 2011	$37,810,322	$0	$6,652,026	$595,261	$2,993
	August 31, 2012	$34,572,667	$0	$5,715,873	$601,117	$1,417
	August 31, 2013	$41,376,900	$63,725	$3,792,126	$518,013	$1,584

MFS Technology Fund	August 31, 2011	$1,370,620	$0	$489,183	$35,664	N/A
	August 31, 2012	$1,528,586	$0	$420,176	$40,209	N/A
	August 31, 2013	$1,735,064	$407	$388,449	$40,523	N/A

MFS Value Fund	August 31, 2011	$88,191,668	$1,928,590	$21,426,917	$1,019,501	$9,254
	August 31, 2012	$94,913,487	$2,689,821	$19,465,504	$601,195	$5,433
	August 31, 2013	$124,080,084	$3,246,767	$20,386,342	$518,013	$6,841

(1) Payment only from assets applicable to Class 529A, Class 529B, and Class 529C shares. MFD receives an asset-based fee for services provided under the Master 529 Administrative Services Agreement.
(2) MFS Global Leaders Fund commenced operations on September 28, 2011.
(3) MFS Global New Discovery Fund commenced operations on December 16, 2011.
(4) MFS Low Volatility Equity Fund  and MFS Low Volatility Global Equity Fund commenced operations on December 5, 2013.

F-2

APPENDIX G - SALES CHARGES

The following sales charges were paid during the specified periods:

MFS Money Market Fund paid contingent deferred sales charge payments of $7,521, $25,816, and $8,155, for the fiscal years ended August 31, 2013, August 31, 2012, and August 31, 2011.  MFS Government Money Market Fund paid contingent deferred sales charge payments of $0.00, $0.00, and $0.00, for the fiscal years ended August 31, 2013, August 31, 2012, and August 31, 2011.

Fund	Fiscal Year Ended	Class A Initial Sales Charges:			CDSC Paid to MFD On:
		Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares

MFS Cash Reserve Fund	August 31, 2011	N/A	N/A	N/A	$24	$178,017	$11,506
	August 31, 2012	N/A	N/A	N/A	$210	$135,245	$20,925
	August 31, 2013	N/A	N/A	N/A	$106	$102,196	$13,990

MFS Core Equity Fund	August 31, 2011	$1,218,917	$203,212	$1,015,705	$64	$55,805	$3,342
	August 31, 2012	$2,084,282	$354,124	$1,730,158	$2,606	$39,944	$3,783
	August 31, 2013	$3,559,558	$606,276	$2,953,282	$5,226	$38,259	$2,235

MFS Global Leaders Fund	August 31, 2012(1)	$6,524	$1,100	$5,424	$0	$15	$0
	August 31, 2013	$89,816	$14,868	$74,948	$0	$10	$68

MFS Global New Discovery Fund	August 31, 2012(2)	$7,931	$1,389	$6,542	N/A	N/A	N/A
	August 31, 2013	$62,817	$10,554	$52,263	N/A	$125	$249

MFS Low Volatility Equity Fund	N/A(3)	N/A	N/A	N/A	N/A	N/A	N/A

MFS Low Volatility Global Equity Fund	N/A(3)	N/A	N/A	N/A	N/A	N/A	N/A

MFS Mid Cap Growth Fund	August 31, 2011	$163,758	$26,451	$137,307	$386	$34,925	$1,714
	August 31, 2012	$109,377	$17,340	$92,037	$290	$31,486	$2,253
	August 31, 2013	$205,314	$32,935	$172,379	$2,684	$22,601	$1,162

MFS New Discovery Fund	August 31, 2011	$1,796,034	$270,628	$1,525,406	$6,054	$48,294	$25,191
	August 31, 2012	$766,250	$119,040	$647,210	$4,812	$44,203	$32,105
	August 31, 2013	$1,402,059	$223,364	$1,178,695	$2,783	$41,313	$11,286

MFS Research International Fund	August 31, 2011	$384,258	$60,298	$323,960	$64	$52,665	$6,825
	August 31, 2012	$264,628	$42,311	$222,317	$3,001	$37,947	$6,661
	August 31, 2013	$349,104	$56,837	$292,267	$950	$22,020	$4,889

MFS Technology Fund	August 31, 2011	$224,305	$34,422	$189,883	$2,657	$15,992	$4,293
	August 31, 2012	$445,798	$67,865	$337,933	$1,078	$13,647	$3,971
	August 31, 2013	$359,292	$55,604	$303,688	$279	$15,260	$1,607

MFS Value Fund	August 31, 2011	$7,071,855	$1,157,919	$5,913,936	$9,626	$240,187	$75,490

G-1

Fund	Fiscal Year Ended	Class A Initial Sales Charges:			CDSC Paid to MFD On:
		Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
	August 31, 2012	$8,712,340	$1,457,331	$7,255,009	$39,740	$224,345	$62,714
	August 31, 2013	$13,155,408	$2,217,891	$10,937,517	$22,148	$184,415	$50,415

		Class 529A Initial Sales Charges:			CDSC Paid to MFD On:
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class 529A Shares	Class 529B Shares	Class 529C Shares

MFS Cash Reserve Fund	August 31, 2011	N/A	N/A	N/A	N/A	N/A	N/A
	August 31, 2012	N/A	N/A	N/A	N/A	$1,715	$184
	August 31, 2013	N/A	N/A	N/A	N/A	N/A	$50

MFS Mid Cap Growth Fund	August 31, 2011	$7,608	$1,197	$6,411	N/A	$466	$0
	August 31, 2012	$7,644	$1,190	$6,454	N/A	$0	$18
	August 31, 2013	$9,091	$1,456	$7,635	N/A	$15	$34

MFS New Discovery Fund	August 31, 2011	$15,527	$2,402	$13,125	N/A	$31	$0
	August 31, 2012	$16,717	$2,524	$14,193	N/A	$2	$0
	August 31, 2013	$17,627	$2,599	$15,028	N/A	$0	N/A

MFS Research International Fund	August 31, 2011	$6,273	$958	$5,315	N/A	$305	$4
	August 31, 2012	$8,671	$1,276	$7,395	N/A	$0	$7
	August 31, 2013	$8,672	$1,321	$7,351	N/A	$0	$0

MFS Value Fund	August 31, 2011	$28,186	$4,256	$23,930	N/A	$64	$253
	August 31, 2012	$46,040	$6,999	$39,041	N/A	$68	$25
	August 31, 2013	$45,133	$6,810	$38,323	N/A	$82	$1

(1) MFS Global Leaders Fund commenced operations on September 28, 2011.
(2) MFS Global New Discovery Fund commenced operations on December 16, 2011.
(3) MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund commenced operations on December 5, 2013.

G-2

APPENDIX H - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS Funds’ share classes.  Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by that Fund.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The Fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.  If you exchange your shares out of MFS Government Money Market Fund or MFS Money Market Fund into Class A shares of any other MFS Fund, or if you exchange your shares out of MFS Cash Reserve Fund into Class A shares or Class 529A shares of any other MFS Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if: the shares exchanged from either MFS Fund were acquired by an exchange from any other MFS Fund; the shares exchanged from either MFS Fund were acquired by automatic investment of distributions from any other MFS Fund; or the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS Fund into which the exchange is being made.

For purchases of Class A or Class C shares pursuant to the Reinstatement Privilege described in the Prospectus, any CDSC paid upon redemption of Class A shares or Class C shares will be credited to your account, and your new Class A or Class C shares will be subject to a CDSC according to the CDSC schedule applicable to your original shares.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same Fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” refers to employer sponsored plans; the term “SRO” refers to salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” refers to traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

GENERAL WAIVERS

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Distribution Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	√	√	√	√
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the Funds pursuant to the Distribution Investment Program.	√	√	√	√
B. Affiliates of Funds/Certain Financial Advisers
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	√	√	√	√
• Shares acquired by trustees and former trustees of any investment company for which MFD serves as distributor.	√	√	√	√
• Shares acquired by employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund.	√	√	√	√
• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the Fund which issued the shares.
	√	√	√	√

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21.  For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members  of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the Fund which issued the shares.
	√	√	√	√
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	√	√	√	√
C. Involuntary Redemptions
• Shares redeemed at a Fund’s direction due to the small size of a shareholder’s account.		√	√	√
D. Bank Trust Departments and Law Firms
• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
	√	√
E. Investment of Proceeds From Certain Redemptions of Class I Shares
• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any MFS Fund through the immediate reinvestment of the proceeds of a redemption of Class I shares of any MFS Fund.
	√	√
F. Systematic Withdrawals
• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).
			√	√
G. Death of Owner
• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.
		√	√	√
H. Disability of Owner
• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
		√	√	√
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	√	√
J. Insurance Company Separate Accounts
• Shares acquired by insurance company separate accounts.	√	√
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		√	√	√
L. Conversions
• In connection with a conversion from Class A shares to Class I shares of the same Fund.		√
• In connection with a conversion from Class I shares to Class A shares of the same Fund.	√
M. Exchanges
• The initial sales charge imposed on purchases of Class A is waived on shares purchased pursuant to an Automatic Exchange Plan as described in the Fund's prospectus.	√
• The initial sales charge imposed on purchases of Class A is waived when shares are purchased by exchange from another MFS Fund as described in the Fund's prospectus.	√
N. Reinstatement Privilege
• The initial sales charge imposed on purchases of Class A is waived when shares are purchased pursuant to the Reinstatement Privilege as described in the Fund's prospectus.	√
O. Large Purchases
• The initial sales charge imposed on purchases of Class A is waived on Class A purchases of $1 million or more (including pursuant to a Letter of Intent or Right of Accumulation) as described in the Fund's prospectus.
√

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
P. Miscellaneous
• In connection with settlements reached between certain broker/dealers and the Financial Industry Regulatory Authority, SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the Fund will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the Fund and concurrently purchase Class A shares without paying an initial sales charge.
√
• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.
	√		√	√

WAIVERS FOR RETIREMENT PLANS

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
A. General Waivers
• Employer Retirement Plans.	√	√
B. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		√	√	√
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		√	√	√
• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).
		√	√	√
• Loan from 401(a) or ESP Plan.		√	√	√
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		√	√	√
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		√	√	√
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		√	√	√
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		√	√	√
• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70½ years old, but only with respect to the minimum distribution under Code rules.
		√	√	√

WAIVERS FOR 529 TUITION PROGRAMS

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans
• Shares acquired on behalf of a group, association or employer sponsored plan, if the Fund were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.	√	√	√
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.
	√	√	√
C. Administrative Service Arrangements
• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
√
D. Qualified Higher Education Expenses
• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
		√	√
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		√	√
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		√	√
G. Transfers from Oppenheimer Funds 529 Plan
• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.
√
• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.
√

APPENDIX I - DISTRIBUTION PLAN PAYMENTS

The Fund has not adopted a Distribution Plan with respect to Class A1, Class I, Class R4, and Class R5 shares, as applicable.  Amounts shown below do not reflect the rebate of a portion of each class' service fee by MFD to each class.  During the fiscal year ended August 31, 2013, the Fund accrued or paid the following expenses for Distribution Plan Payments:

Fund	Class of Shares	Amount of Distribution and/or Service Fees
		Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD

MFS Cash Reserve Fund	Class A Shares	$0	$0	$0
	Class B Shares	$0	$0	$0
	Class C Shares	$0	$0	$0
	Class 529A Shares	$0	$0	$0
	Class 529B Shares	$0	$0	$0
	Class 529C Shares	$0	$0	$0
	Class R1 Shares	$0	$0	$0
	Class R2 Shares	$0	$0	$0
	Class R3 Shares	$0	$0	$0

MFS Core Equity Fund	Class A Shares	$1,938,903	$1,865,533	$73,370
	Class B Shares	$419,986	$93,831	$326,155
	Class C Shares	$696,776	$644,178	$52,598
	Class 529A Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529B Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529C Shares	Not Applicable	Not Applicable	Not Applicable
	Class R1 Shares	$37,533	$37,533	$0
	Class R2 Shares	$91,083	$91,083	$0
	Class R3 Shares	$130,331	$127,818	$2,513

MFS Global Leaders Fund	Class A Shares	$18,051	$18,051	$0
	Class B Shares	$2,399	$156	$2,243
	Class C Shares	$5,970	$1,725	$4,245
	Class 529A Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529B Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529C Shares	Not Applicable	Not Applicable	Not Applicable
	Class R1 Shares	Not Applicable	Not Applicable	Not Applicable
	Class R2 Shares	Not Applicable	Not Applicable	Not Applicable
	Class R3 Shares	Not Applicable	Not Applicable	Not Applicable

Fund	Class of Shares	Amount of Distribution and/or Service Fees
		Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD
MFS Global New Discovery Fund	Class A Shares	$15,063	$13,715	$1,348
	Class B Shares	$3,010	$157	$2,853
	Class C Shares	$11,674	$2,027	$9,647
	Class 529A Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529B Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529C Shares	Not Applicable	Not Applicable	Not Applicable
	Class R1 Shares	$1,352	$0	$1,352
	Class R2 Shares	$682	$0	$682
	Class R3 Shares	$345	$0	$345

MFS Low Volatility Equity Fund(1)	Class A Shares	Not Applicable	Not Applicable	Not Applicable
	Class B Shares	Not Applicable	Not Applicable	Not Applicable
	Class C Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529A Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529B Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529C Shares	Not Applicable	Not Applicable	Not Applicable
	Class R1 Shares	Not Applicable	Not Applicable	Not Applicable
	Class R2 Shares	Not Applicable	Not Applicable	Not Applicable
	Class R3 Shares	Not Applicable	Not Applicable	Not Applicable

MFS Low Volatility Global Equity Fund(1)	Class A Shares	Not Applicable	Not Applicable	Not Applicable
	Class B Shares	Not Applicable	Not Applicable	Not Applicable
	Class C Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529A Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529B Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529C Shares	Not Applicable	Not Applicable	Not Applicable
	Class R1 Shares	Not Applicable	Not Applicable	Not Applicable
	Class R2 Shares	Not Applicable	Not Applicable	Not Applicable
	Class R3 Shares	Not Applicable	Not Applicable	Not Applicable

MFS Mid Cap Growth Fund	Class A Shares	$507,490	$496,145	$11,345
	Class B Shares	$183,194	$41,769	$141,425
	Class C Shares	$300,541	$280,036	$20,505
	Class 529A Shares	$3,680	$3,597	$83
	Class 529B Shares	$2,658	$230	$2,428
	Class 529C Shares	$4,531	$4,531	$0
	Class R1 Shares	$17,913	$17,913	$0
	Class R2 Shares	$20,959	$20,959	$0
	Class R3 Shares	$4,571	$4,571	$0

MFS New Discovery Fund	Class A Shares	$1,584,905	$1,530,933	$53,972

Fund	Class of Shares	Amount of Distribution and/or Service Fees
		Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD
	Class B Shares	$333,140	$65,824	$267,316
	Class C Shares	$1,071,153	$836,569	$234,584
	Class 529A Shares	$9,602	$9,602	$0
	Class 529B Shares	$2,576	$592	$1,984
	Class 529C Shares	$11,956	$11,712	$244
	Class R1 Shares	$79,595	$79,595	$0
	Class R2 Shares	$223,923	$223,923	$0
	Class R3 Shares	$200,882	$198,554	$2,328

MFS Research International Fund	Class A Shares	$2,704,580	$2,688,956	$15,624
	Class B Shares	$223,486	$53,135	$170,351
	Class C Shares	$862,908	$759,168	$103,740
	Class 529A Shares	$5,082	$5,082	$0
	Class 529B Shares	$1,949	$573	$1,376
	Class 529C Shares	$9,516	$9,516	$0
	Class R1 Shares	$46,309	$46,309	$0
	Class R2 Shares	$619,564	$619,564	$0
	Class R3 Shares	$471,713	$471,713	$0

MFS Technology Fund	Class A Shares	$345,834	$330,652	$15,182
	Class B Shares	$127,944	$26,460	$101,484
	Class C Shares	$240,744	$195,287	$45,457
	Class 529A Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529B Shares	Not Applicable	Not Applicable	Not Applicable
	Class 529C Shares	Not Applicable	Not Applicable	Not Applicable
	Class R1 Shares	$15,634	$15,634	$0
	Class R2 Shares	$80,955	$80,955	$0
	Class R3 Shares	$21,949	$21,768	$181

MFS Value Fund	Class A Shares	$18,184,694	$18,022,946	$161,748
	Class B Shares	$1,691,188	$369,200	$1,321,988
	Class C Shares	$9,894,737	$8,809,413	$1,085,324
	Class 529A Shares	$24,238	$23,825	$413
	Class 529B Shares	$10,046	$2,784	$7,262
	Class 529C Shares	$30,435	$30,435	$0
	Class R1 Shares	$330,514	$330,514	$0
	Class R2 Shares	$2,746,931	$2,746,931	$0
	Class R3 Shares	$2,919,443	$2,847,586	$71,857

(1)MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund commenced operations on December 5, 2013.

APPENDIX J - FINANCIAL INTERMEDIARY COMPENSATION

This Appendix sets forth a description of the financial intermediary compensation for the MFS Funds.  Financial intermediaries receive various forms of compensation in connection with the sale of shares of the Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 (“Distribution Plan”) distribution and service payments received by MFD from the Fund, (ii) in the form of 529 administrative services payments and shareholder servicing payments (for sub-accounting and other shareholder services) paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the Fund, and (iii) in the form of payments paid from MFD’s own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

To the extent MFD’s payments to a financial intermediary are made from payments received by MFD from the MFS Funds, payments from MFD’s own additional resources to such intermediary may be reduced. In addition, to the extent financial intermediaries receiving such payments purchase shares of the Fund on behalf of their clients, MFD benefits from increased management and other fees with respect to those assets.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. The compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. The amount of compensation that MFD pays to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular MFS Fund or share class or to recommend funds advised by MFS instead of other funds that do not pay such compensation or that pay lower amounts of compensation. In addition, the payments received by a financial intermediary may exceed the cost to the financial intermediary of selling the Fund and/or servicing the shareholder accounts.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries (or their affiliates) that sell Fund shares may also act as brokers or dealers in connection with a Fund's purchase or sale of portfolio securities. However, the Fund and MFS do not consider financial intermediaries’ sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

Commissions and Distribution Plan Payments

Class A, Class A1, and Class 529A Shares – General Provisions

For purchases of Class A, Class A1, and Class 529A shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an up-front commission of up to the following amounts:

For Equity/Asset Allocation/Total Return Funds (currently for this purpose, Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Aggressive Growth Allocation Fund, MFS Asia Pacific ex-Japan Fund, MFS Blended Research Core Equity Fund, MFS Commodity Strategy Fund, MFS Conservative Allocation Fund, MFS Core Equity Fund, MFS Diversified Target Return Fund, MFS Emerging Markets Equity Fund, MFS Equity Income Fund, MFS Equity Opportunities Fund, MFS European Equity Fund, MFS Global Equity Fund, MFS Global Growth Fund, MFS Global Leaders Fund, MFS Global Multi-Asset Fund, MFS Global New Discovery Fund, MFS Global Real Estate Fund, MFS Global Total Return Fund, MFS Growth Allocation Fund, MFS Growth Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International New Discovery Fund, MFS International Value Fund, MFS Latin American Equity Fund, MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2015 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, MFS Lifetime 2055 Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS Mid Cap Growth Fund, MFS Mid Cap Value Fund, MFS Moderate Allocation Fund, MFS New Discovery Fund, MFS New Discovery Value Fund, MFS Research Fund, MFS Research International Fund, MFS Technology Fund, MFS Total Return Fund, MFS Utilities Fund, and MFS Value Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

For Bond Funds (currently for this purpose, MFS Absolute Return Fund, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS Bond Fund, MFS California Municipal Bond Fund, MFS Diversified Income Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Debt Local Currency Fund, MFS Georgia Municipal Bond Fund, MFS Global Bond Fund, MFS Government Securities Fund, MFS High Income Fund, MFS High Yield Opportunities Fund, MFS Inflation-Adjusted Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal High Income Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS Research Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Strategic Income Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	4.00%
$50,000 but less than $100,000	3.50%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

For Short-Term Bond Funds (currently for this purpose, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%
$500,000 but less than $1,000,000	1.25%

The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, and Class 529A shares of certain specified MFS Funds sold by financial intermediaries during a specified sales period. In addition, with respect to Class A and Class 529A shares (except MFS Municipal High Income Fund), financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class 529A-Specific Provisions

For purchases of Class 529A shares not subject to an initial sales charge, MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $4,000,000 plus	1.00%
Over $4,000,000 to $10,000,000 plus	0.50%
Over $10,000,000	0.25%

For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise, financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class A-Specific Provisions (except MFS Municipal High Income Fund)

For purchases of Class A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise (e.g. Employer Retirement Plan purchases), financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A shares by all other accounts not subject to an initial sales charge (except as provided below), MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $4,000,000 plus	1.00%
Over $4,000,000 to $10,000,000 plus	0.50%
Over $10,000,000	0.25%

For purchases of Class A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B, Class B1 and Class 529B Shares

For purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an up-front commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B and Class B1 shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates, MFD will generally pay financial intermediaries no up-front commission, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee).

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an up-front commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee) commencing in the 13th month following purchase.

For purchases of Class C shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates or Prudential Investment Management Services LLC, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee).

Class R1, Class R2, and Class R3 Shares

For purchases of the following R share classes, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to the following rates annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

Class	Annual Rate
Class R1	1.00%
Class R2	0.50%
Class R3	0.25%

529 Administrative Services Fees and Shareholder Servicing Payments

Financial intermediaries may receive all or a portion of the following payments:  529 administrative services fees as described in “Management of the Fund – Program Managers”; and shareholder servicing payments as described in “Management of the Fund - Shareholder Servicing Agent.”

Other MFD Payments

Financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the Fund, to cooperate with MFD’s promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support.  MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary, and the quality of the overall relationship with the financial intermediary.

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell Fund shares or provide services to MFD, the Fund or shareholders of the Fund through the financial intermediary's retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's retail distribution channel or program, payments may be made on account of one or more of the following:  business planning assistance; educating financial intermediary personnel about the MFS Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; administrative and account maintenance services; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Financial Intermediaries Receiving Such Payments from MFD’s Own Additional Resources
Set forth below is a list of the financial intermediaries to which MFD expects, as of September 30, 2013, to make the payments described above from its own additional resources with respect to the Funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since September 30, 2013, are not reflected. You should ask your financial intermediary if it receives such payments from MFD.

INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
ADP Broker-Dealer, Inc.	Merrill, Lynch, Pierce, Fenner & Smith Incorporated
AIG Life and Retirement	Morgan Stanley Smith Barney LLC
American Airlines Inc	MSCS Financial Services LLC
American United Life Insurance	National Financial Services Corp
Ameriprise Financial Services	Nationwide Investment Services Corp
Ascensus, Inc.	New York Life Insurance & Annuity Co
AXA Equitable Financial Services, LLC	Northwestern Mutual Inv Svc LLC
Benefit Trust Company	Paychex Securities Corporation
Cetera Financial Group, Inc.	Pershing LLC
Charles Schwab & Co Inc.	PNC Financial Group
Columbia Management	Princor Financial Services Corp
Commonwealth Financial Network	Prudential Investment
CPI Qualified Plan Consultants	Raymond James Financial, Inc.
Edward Jones	Reliance Trust Company
Expert Plan, Inc.	Robert W. Baird & Co. Incorporated
Great-West Life & Annuity	Santander Securities LLC
H D Vest Investment Securities	State of Oregon
Hartford Life Company	Sun Trust Bank
Hartford Retirement Services	T Rowe Price
ING Institutional Plan Services	TD Ameritrade
ING Life Insurance & Annuity Company	The Charles Schwab Trust Company
John Hancock Life Insurance	The Guardian Ins & Annuity Company
JPMorgan Chase & Co	TIAA-CREF Financial Services
Key Trust Services	Transamerica Advisors Life Insurance
Lincoln Financial Group	UBS AG
LPL Financial Corporation	UBS Financial Services Inc
M&I Financial Advisors, Inc.	Valic Financial Advisors Inc
MassMutual Financial Group	Wells Fargo & Company
Mercer HR Services LLC

From time to time, MFD, from MFD’s own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal securities or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority. MFD makes payments for events, contests, or entertainment it deems appropriate, subject to MFD's guidelines and applicable law. These payments may vary depending upon the nature of the event.

APPENDIX K - INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the Prospectus, the Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for the MFS Funds, certain matters described herein may not apply to the Fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Fund’s Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below.

Asia Pacific Region. Investing in the Asia Pacific region involves risks not typically associated with investments in the United States.  Because many of the economies in the Asia Pacific region are considered emerging market economies, investing in the Asia Pacific region imposes risks greater than, or in addition to, the risks of investing in more developed markets.  Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets.

Emerging market economies in the Asia Pacific region are often characterized by high levels of inflation, frequent currency fluctuations, undeveloped financial service sectors, devaluations, over-extension of credit, unstable employment rates, and corruption.  The economies of many countries in the Asia Pacific region generally rely on few industries or commodities.  Financial imbalances among various economic sectors, fueled by rising asset prices, strong credit growth, and relatively easy financing conditions in certain economies in the Asia Pacific region may also negatively impact those economies.  In addition, economic events in one country or group of countries within the Asia Pacific region can have significant economic effects on the entire Asia Pacific region because the economies of the Asia Pacific region are intertwined, characterized by a highly integrated supply-chain network and growing dependence on regional demand and finance.

Political and social instabilities in the Asia Pacific region may result in significant economic downturns and increased volatility in the economies of countries in the Asia Pacific region. Escalating political tension between countries in the Asia Pacific region could adversely affect economic ties and trade within the Asia Pacific region.

Many of the Asia Pacific region's governments exercise considerable influence on their respective economies and, as a result, companies in the Asia Pacific region may be subject to government interference and nationalization.  Some countries in the Asia Pacific region restrict direct foreign investment in their securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly.  The governments of certain countries in the Asia Pacific region also maintain their currencies at artificial levels to the U.S. dollar rather than at levels determined by the market, which may have an adverse impact on foreign investors.  In addition, some countries in the Asia Pacific region require foreign investors to be registered with local authorities prior to investing in the securities markets and impose limitations on the amount of investments that may be made by foreign investors and the repatriation of the proceeds from investments.

The economies of many countries in the Asia Pacific region are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.  As most countries in the Asia Pacific region are net importers of oil, a significant increase in the price of oil may threaten economic growth across the Asia Pacific region. In addition, the Asia Pacific region historically has been dependent on external demand and vulnerable to external market disruptions.  Following the global recession that began in 2008, markets in the Asia Pacific region with domestic-oriented economies rebounded more quickly than markets with continued dependency on exports. While the economies of many countries in the Asia Pacific region have shown signs of recovery from the global recession, reduced demand for exports and lack of available capital for investment resulting from the weakened global economy may pose challenges to the recovery.  Furthermore, because the global economy remains fragile, a second wave of the global recession could again negatively impact markets and economic performance in the Asia Pacific region.

The economies of the Asia Pacific region are also vulnerable to effects of natural disasters occurring within the Asia Pacific region, including droughts, floods, tsunamis, and earthquakes.  Disaster recovery in the Asia Pacific region can be poorly coordinated, and the economic impact of natural disasters is significant at both the country and company levels.

Asset-Backed Securities. Asset-backed securities are securities that represent interests in or payments from pools of assets such as mortgages, debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. The assets can be a pool of assets or a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than asset-backed securities that represent an interest in a single asset.  Underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Asset-backed securities that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with asset-backed securities that do have a security interest in the underlying assets.

Some types of asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on these asset-backed securities is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, these asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. When interest rates increase, these asset-backed securities may be repaid more slowly than expected. As a result, the maturity of the asset-backed security is extended, increasing the potential for loss.

Asset Segregation. With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including short sales, futures, forward contracts, written options, swaps, and certain other derivatives, the purchase of securities on a when-issued, delayed delivery or forward commitment basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other measures to “cover” open positions with respect to such transactions.  Assets segregated to cover these types of transactions can decline in value and are not available to meet redemptions.

For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually permitted or required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value, except that deliverable foreign currency exchange contracts for currencies that are liquid may be treated as the equivalent of cash-settled contracts.  As such, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e. the Fund’s daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts.  With respect to forward foreign currency exchange contracts and futures contracts that are contractually permitted or required to cash-settle, the Fund may set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligation rather than the notional value.  By setting aside assets equal to only its net obligation under liquid deliverable foreign currency exchange contracts and cash-settled forward or futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Borrowing. The Fund may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so.  Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Commodity Pool Operator Regulation.  The Trust, on behalf of the Funds in such Trust, has filed with the National Futures Association (NFA) a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder with respect to such Funds. As a result, MFS, as adviser to such Funds, is not currently subject to registration or regulation as a CPO with respect to such Funds. However, if in the future a Fund is no longer eligible for this exclusion, the Trust, on behalf of such Fund, would withdraw its notice claiming exclusion from the definition of a CPO, and MFS, as adviser to such Fund, would be subject to registration and regulation as a CPO with respect to such Fund.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured securities, securities of other investment companies, grantor trusts, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels, and international market, economic, industry, political, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time generally depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. In general, a convertible security performs more like a stock when the conversion value exceeds the value of the convertible security without the conversion feature and more like a debt instrument when its conversion value is less than the value of the convertible security without the conversion feature.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated.  For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.

Debt Instruments. Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Derivatives.  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives often involve a counterparty to the transaction. Derivatives involving a counterparty are subject to the credit risk of the counterparty and to the counterparty‘s ability to perform in accordance with the derivative.  Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.  Legislation or regulation of derivatives in the U.S. and other countries may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund's use of derivatives.

Emerging Markets. Emerging market countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); significantly greater government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Equity Securities.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depositary receipts for such securities, equity interests in real estate investment trusts (REITs), securities of investment companies, and other similar interests in an issuer.

Europe.  Investing in Europe involves risks not typically associated with investments in the United States.

While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets.  Many countries in Europe are members of the European Union, which faces major issues involving its membership, structure, procedure, and policies.  Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce any diversification benefit the Fund may seek by investing in multiple countries within Europe.  European countries that are members of, or candidates to join, the Economic and Monetary Union ("EMU") (which is comprised of the European Union members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls.  By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies.  As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries.  In addition, the fiscal policies of a single member state can impact and pose economic risks to the European Union as a whole. Investing in Euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe.  There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro.  The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.

Because many Eastern European countries are considered to have emerging market economies, investing in Eastern Europe imposes risks greater than, or in addition to, the risks of investing in more developed markets.  Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets.  In addition, some of the region's governments exercise considerable influence on their respective economies and, as a result, companies in the region may be subject to government interference, confiscatory taxation, expropriation, and nationalization. Many Eastern European countries are in the early stages of industrial, economic, or capital market development, and their markets can be particularly sensitive to social, political, and economic conditions.  Many Eastern European markets also suffer from a lack of investor protections, accounting or financial reporting standards, and reliable corporate information. Some Eastern European countries continue to be sensitive to political and economic events in Russia and to be adversely affected by events affecting the Russian economy and currency.  Eastern Europe’s export and credit exposure is not diversified and the region is highly dependent on exports to and credit from Western Europe, making it vulnerable to fluctuations in the Euro and the economic crisis in Western Europe, which may reduce available credit or demand for exports from Eastern Europe.

The recovery from the deep recession that began in 2008 has been very gradual and uneven across the region, and some European countries, including the Netherlands, Italy, and Spain, have experienced renewed recessions. The fragile recovery has been hindered by high unemployment, large budget deficits, high public debt, unstable oil prices, rigid labor markets, aging populations, and the threat of a renewed global recession. Europe's recovery has also been challenged since late 2009 by weaknesses in sovereign debt issued by Greece, Spain, Portugal, Ireland, Italy and other European Union countries.  The sovereign debt of several of these countries has been downgraded since 2009 and remains subject to further downgrades, which may have a negative effect on European banks that have significant exposure to sovereign debt.  Due to this sovereign debt crisis, some European countries have had difficulty accessing credit and may be dependent on emergency assistance from other European countries or international institutions.  For example, since 2010, several countries, including Greece, Italy, Spain, Ireland and Portugal, agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions.  The availability of such bailout loans, however, may be contingent on certain conditions, such as the implementation of structural reforms, which may increase the possibility of default. This sovereign debt crisis and high levels of public debt may also lead certain European countries to restructure their debt obligations, which may cause the holders of these obligations to lose the value of their investment.

The manner in which the European Union responded to the global recession and sovereign debt issues also raises questions about its ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. Many European countries continue to suffer from high unemployment rates and are projected to experience similar, double-digit unemployment rates in 2013.  To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. Some governments have faced increased opposition to these crisis response measures, which have led in certain cases to large-scale protests and to some political leaders being voted out of office, which may jeopardize the measures that have been taken to address budget deficits and public debt concerns and lead to regulatory uncertainty.  In addition, this social unrest and the risk of domestic terrorism could decrease tourism, lower consumer confidence, and otherwise impede financial recovery in Europe.

When compared to the United States, Europe has both suffered a deeper recession beginning in 2008 and is experiencing a slower recovery. Even as European economies continue their gradual and fragile recovery, there have been episodes of renewed weakness and European economies remain subject to significant long-term challenges.

Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of circumstances, which may result in a loss of value of the certificates.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A "settlement hedge" or "transaction hedge" attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS' skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund's returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency's value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that MFS' use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government.  Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, may not be as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) may be less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers may not be bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there may be less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities that are not subject to such restrictions.

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price. Some financial futures contracts (such as futures on a security) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. If a fund is the purchaser or seller of a futures contract, the fund is required to deposit "initial margin" with a futures commission merchant ("FCM") when the futures contract is entered into.  Initial margin is typically calculated as a percentage of the contract's notional amount. Additional variation margin will be required based on changes in the daily market value of the contract.

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Futures are subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.   For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the FCM, if the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the FCM, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures, options, and swaps by and to U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities ("TIPS") currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, the Fund may borrow money from and/or lend money to other Funds advised by MFS and for which MFD acts as the principal underwriter.  Any loans under the program will be set at an interest rate that is the average of the highest rate available to a lending MFS Fund from an investment in overnight repurchase agreements and the approximate lowest rate at which bank short-term loans would be available to a borrowing MFS Fund.  A borrowing MFS Fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed.  Any delay in repayment of an interfund borrowing to a lending MFS Fund could result in lost investment opportunities or borrowing costs.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Latin America. Because all of the economies in Latin America are considered emerging market economies, investing in Latin America imposes risks greater than, or in addition to, the risks of investing in more developed foreign markets.  Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets.

Most economies in Latin America have historically been characterized by high levels of inflation, including, in some cases, hyperinflation and currency devaluations.  In the past, these conditions have led to high interest rates, extreme measures by governments to limit inflation, and limited economic growth.  Although inflation in many countries has lessened, the economies of the Latin American region continue to be volatile and characterized by high interest rates, inflation and unemployment.  In certain countries in the Latin American region, political risk, including the risk of nationalization or expropriation, is high.  In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals and metals represent a significant percentage of Latin American exports.

The economies of many Latin American countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.  Since the early 1990s most governments in the Latin American region have transitioned from protectionist policies to policies that promote regional and global exposure.  Many countries in the Latin American region have reduced trade barriers and are parties to trade agreements, although there is no guarantee that this trend will continue.  Many countries in the Latin American region are dependent on the United States economy, and any declines in the United States economy are likely to affect the economies throughout the Latin American region.  Mexico and certain Central American countries are particularly vulnerable to fluctuations in the United States economy because the majority of their exports are directed to the

United States.  In addition, certain Asian countries, including China, are major buyers of Latin America’s commodities and key investors in South America, and as such, conditions in these Asian countries may significantly impact the economy of the Latin American region. The Latin American region experienced a significant decline in economic activity at the end of 2008 and in 2009 as a result of the global recession.  While the Latin American region’s economy had subsequently experienced relatively solid economic growth as a result of favorable commodity prices, commodity prices remain volatile and a renewed global recession could have a significant adverse effect on the Latin American region's economies

Many Latin American countries are dependent on foreign loans from developed countries and several Latin American countries are among the largest debtors among emerging market economies. To the extent that there are rising interest rates, some countries may be forced to restructure loans or risk default on their obligations, which may adversely affect securities markets.  Some central banks have recently eased their monetary policies in response to liquidity shortages, but Latin American countries continue to face significant economic difficulties as a result of their high level of indebtedness and dependence on foreign credit.

Political and social instabilities in the Latin American region, including military intervention in civilian and economic spheres, periods of regional conflict, and political corruption, may result in significant economic downturns, increased volatility in the economies of countries in the Latin American region, and disruption in the securities markets in the Latin American region.  Social inequality and poverty also contribute to political and economic instability in the Latin American region.  Many of the Latin American region's governments continue to exercise considerable influence on their respective economies and, as a result, companies in the Latin American region may be subject to government interference and nationalization.

Economic performance among countries in the Latin American region is diverse and countries across the Latin American region may have varying growth rates.

Lending. The Fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities may be lent to approved entities, including banks, broker/dealers and their affiliates, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount typically equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Leveraging. Certain transactions and investment strategies, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Fund. Leverage can cause increased volatility by magnifying gains or losses.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Fund or held by the Fund. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held by the Fund. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Lower Quality Debt Instruments. Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments.  In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See APPENDIX O for a description of bond ratings.

Market Risk.  Markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

Master Limited Partnerships.  Master limited partnerships are limited partnerships in which ownership interests are publicly traded.  Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments.  Investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industry in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries.  In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

See APPENDIX O for a description of short-term debt instrument ratings.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying mortgages and the terms of the mortgage-backed security. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.

Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Private mortgage-backed securities represent interest in pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above.  Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities typically provide a monthly payment which consists of both interest and principal payments.  In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, regulatory requirements, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that are collateralized by a pool of commercial mortgage loans.  The bonds issued in a CMBS transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under a typical CMBS structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMBS issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMBS structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities. The value of CMBS depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.  SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing.  If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt obligations or other instruments or participations therein issued by or on behalf of (or that are otherwise treated for federal tax purposes as issued by or an obligation of) states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

Legislation and court or tax rulings that eliminate or cap the federal and/or state deduction of interest from municipal instruments could adversely affect the price of municipal instruments and the interest paid by the municipal instruments.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality.  The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security.  Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer's pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal insurance does not insure against market fluctuations which affect the price of a security.

The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal insurance policy is dependent on the financial strength of the issuer providing such insurance. As a result of ratings downgrades and withdrawals from the municipal insurance business over the last credit cycle, many municipal insurance policies may have little or no value.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding or to fund construction and other projects which benefit the educational institution are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Charter schools are subject to the additional risk that the contract (or charter) may be revoked for failure to meet academic or fiscal management standards, safety or health-related issues, or other reasons. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, unemployment rates, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement, bankruptcy protection for student loan defaults, and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry is highly regulated at both the state and federal level. There are generally two types of electric utilities: municipal owned and investor owned. Municipal owned utilities typically benefit from a monopoly position and self-imposed rates, whereas investor owned utilities are typically subject to state and federal oversight for rates and/or subject to competition. Regardless of type, risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases allowing for reasonable cost recovery including growing retiree obligations and changing fuel prices, (f) maintenance of existing assets and (g) timely and efficient construction of new assets including those to meet renewable energy mandates.

Health Care. The health care industry includes providers such as hospitals, nursing homes, elderly retirement communities, and community health organizations.  It is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; the real estate market; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: national health reform legislation or proposed legislation; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by mortgage loan repayments. The proceeds of these bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer, during the origination period. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued, and is negatively impacted by an increase of the rate of mortgage defaults. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, the scheduled payments of principal and interest depend in part upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of housing projects is affected by a variety of factors, including general economic conditions, interest rates, and real estate prices, which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. Some authorities provide additional security for the bonds in the form on insurance, subsidies (federal, state, or local), additional collateral, or state pledges (without obligation) to make up deficiencies.  With respect to multi-family housing, additional risk factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. With respect to single family housing, additional risk factors include the additional credit risk of first-time homebuyers with lower incomes and mortgages with little or no equity.

Prepaid Gas Bonds.   The proceeds from prepaid gas bonds are used to prepay natural gas purchases by municipalities for future delivery.  Payment of principal and interest is subject to the risk that the supplier fails to deliver the natural gas as agreed, and the credit quality of the issuer of the prepaid gas bonds, the supplier of the natural gas, as well as any other entity guaranteeing payment or performance of the transaction.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue --a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, the resolution of disputes between the states and participating tobacco companies regarding diligent enforcement of statutes requiring escrow payments from non-participating manufacturers and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates and the associated costs are challenges faced by issuers of water and sewer bonds.

See APPENDIX O for a description of ratings.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of "non-appropriation," municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations generally have the same risk characteristics as Municipal Instruments.

Options.  An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform. Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded. The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option’s current price, if a liquid secondary market exists. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying interest to the option writer at the strike price.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer's potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest, and so the put option writer's loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.

If a fund is the writer of a cleared option, the fund is required to deposit initial margin. Additional margin may also be required.  If the fund is the writer of a uncleared option, the fund may be required to deposit initial margin and additional margin.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Potential Conflict of Interest Risk. In managing an MFS Fund-of-Funds, MFS is subject to potential conflicts of interest in selecting and substituting underlying funds for which it is the adviser (e.g., because the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds). However, MFS is legally obligated to act in the best interests of the MFS Fund-of-Fund when selecting underlying funds.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities.  Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate” dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest).  The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their resale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been.  A reverse repurchase agreement can be viewed as a borrowing.  If a Fund makes additional investments with the proceeds while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but involve additional expenses at the investment company-

level, such as a proportionate share of portfolio management fees and operating expenses. A Fund may invest in an affiliated money market fund. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Unregistered investment companies are subject to less regulation. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. In addition, a fund may need to sell other investments to meet its short sale obligations at a time when it would not otherwise do so. The price at such time may be more or less than the price at which the security was sold by the seller. To the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited.  The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by governments or their agencies of developed and emerging countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. There is little legal recourse against sovereign issuers other than what such an issuer may determine to provide.  In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities.  Structured securities (also called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an unrelated indicator.  The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.

Swaps.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps include “caps,” “floors,” “collars” and options on swaps, or “swaptions.”  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount).  A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor.  A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms. Swaps can take many different forms and are known by a variety of names and other types of swaps may be available.

Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement.  For example, in a typical credit default swap on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

It may not be possible to close out a swap at any particular time or at an acceptable price. The inability to close swap positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Swaps may be entered into for hedging or non-hedging purposes. If MFS attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the swap may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Legislation has been enacted that will result in numerous regulatory changes related to swaps, including margin, clearing, trading, and reporting requirements. These regulatory changes are expected to occur over time and could materially and adversely affect the ability of the Fund to buy or sell swaps and increase the cost of swaps. In the future, swaps will be required to be subject to initial as well as variation margin requirements. Initial margin is typically calculated as a percentage of the swap's notional amount. Additional variation margin will be required based on changes in the daily market value of the swap.

Swaps may also be subject to liquidity risk because it may not be possible to close out the swap prior to settlement date and an investor would remain obligated to meet margin requirements until the swap is closed. In addition, because the purchase and sale of certain swaps take place in an over-the-counter market and are not centrally cleared, these are subject to the creditworthiness of the counterparty to the swap, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. For these types of swaps, if the counterparty defaults, the other party’s risk of loss generally consists of the net amount of gains that the non-defaulting party is contractually entitled to receive minus any margin deposited by the defaulting party.

In a cleared transaction, performance of the transaction will be effected by a central clearinghouse rather than by the bank or broker that is the Fund's original counterparty to the transaction.  Swaps that are centrally cleared will be subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the FCM if the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the FCM, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the investor.

Swaps can provide exposure to a variety of different types of investments or market factors. The most significant factor in the performance of swaps is the change in the underlying price, rate, index level, or other indicator that determines the amount of payments to be made under the arrangement. The risk of loss in trading swaps can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in swaps, and the potential high volatility of the swaps markets. As a result, a relatively small price movement in a swap may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a swap may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, for physically settled swaps, on the settlement date an investor may be required to make delivery of the indicators underlying the swaps it holds.

Temporary Defensive Positions. In response to adverse market, economic, industry, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including an affiliated money market fund, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Tender Option Bonds. Tender option bonds are created when municipal instruments are transferred to a special purpose trust which issues two classes of certificates.  The first class, commonly called floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index.  The second class, commonly called inverse floaters, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates, after expenses.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Warrants. Warrants are derivative instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants can be physically or cash settled depending on the terms of the warrant and can be issued by the issuer of the underlying equity security or a third party. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated.  If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

APPENDIX L - INVESTMENT RESTRICTIONS

Fundamental investment restrictions cannot be changed without the approval of a Majority Shareholder Vote.  Non-fundamental policies can be changed without shareholder approval.

MFS Cash Reserve Fund, MFS Government Money Market Fund, and MFS Money Market Fund

As fundamental investment restrictions, the Fund:

1.	May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) and exemptive orders granted under such Act.

2.
May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.
May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.	May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.
May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.
May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

As a non-fundamental policy, the Fund:

1.	Will not invest in illiquid investments if more than 5% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for the Fund's fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Core Equity Fund, MFS Mid Cap Growth Fund, MFS New Discovery Fund, MFS Research International Fund, and MFS Value Fund

As fundamental investment restrictions, the Fund:

1.	May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) and exemptive orders granted under such Act.

2.
May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.
May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.	May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.
May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.
May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund:

1.	Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Global Leaders Fund

As fundamental investment restrictions, the Fund:

1.	May borrow money to the extent not prohibited by applicable law.

2.	May underwrite securities issued by other persons to the extent not prohibited by applicable law.

3.	May issue senior securities to the extent not prohibited by applicable law.

4.	May make loans to the extent not prohibited by applicable law.

5.	May purchase or sell real estate or commodities to the extent not prohibited by applicable law.

6.	Will invest at least 25% of its total assets in issuers in industries in the consumer staples, leisure, and retailing sectors in the aggregate.

As a non-fundamental policy, the Fund:

1.	Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for the Fund's fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Global New Discovery Fund, MFS Low Volatility Equity Fund, and MFS Low Volatility Global Equity Fund

As fundamental investment restrictions, the Fund:

1.	May borrow money to the extent not prohibited by applicable law.

2.	May underwrite securities issued by other persons to the extent not prohibited by applicable law.

3.	May issue senior securities to the extent not prohibited by applicable law.

4.	May make loans to the extent not prohibited by applicable law.

5.	May purchase or sell real estate or commodities to the extent not prohibited by applicable law.

6.
May not purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund:

1.	Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for the Fund's fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Technology Fund

As fundamental investment restrictions, the Fund:

1.	May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) and exemptive orders granted under such Act.

2.
May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.
May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.	May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.
May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.
May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.

As a non-fundamental policy, the Fund:

1.	Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for the Fund's fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party provider.

For purposes of fundamental investment restriction no. 6: (a) MFS considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities (“technology issuers”); and (b) MFS is permitted to invest more than 25% of the fund’s assets in technology issuers within a single industry.

APPENDIX M - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fund	Fiscal Year Ended	Brokerage Commissions Paid By Fund

MFS Cash Reserve Fund	August 31, 2011	$0
	August 31, 2012	$0
	August 31, 2013	$0

MFS Core Equity Fund	August 31, 2011	$1,146,350
	August 31, 2012	$897,867
	August 31, 2013	$957,580

MFS Global Leaders Fund	August 31, 2012(1)	$5,279
	August 31, 2013	$10,275

MFS Global New Discovery Fund	August 31, 2012(2)	$6,511
	August 31, 2013	$20,384

MFS Government Money Market Fund	August 31, 2011	$0
	August 31, 2012	$0
	August 31, 2013	$0

MFS Low Volatility Equity Fund	N/A(3)	N/A

MFS Low Volatility Global Equity Fund	N/A(3)	N/A

MFS Mid Cap Growth Fund	August 31, 2011	$1,403,939
	August 31, 2012	$946,654
	August 31, 2013	$915,508

MFS Money Market Fund	August 31, 2011	$0
	August 31, 2012	$0
	August 31, 2013	$0

MFS New Discovery Fund	August 31, 2011	$6,034,340
	August 31, 2012	$3,355,932
	August 31, 2013	$3,270,089

Fund	Fiscal Year Ended	Brokerage Commissions Paid By Fund
MFS Research International Fund	August 31, 2011	$6,198,115
	August 31, 2012	$4,792,226
	August 31, 2013	$5,255,343

MFS Technology Fund	August 31, 2011	$972,492
	August 31, 2012	$661,225
	August 31, 2013	$412,789

MFS Value Fund	August 31, 2011	$4,376,846
	August 31, 2012	$5,009,172
	August 31, 2013	$4,165,936

(1) MFS Global Leaders Fund commenced operations on September 28, 2011.
(2) MFS Global New Discovery Fund commenced operations on December 16, 2011.
(3) MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund commenced operations on December 5, 2013.

Securities Issued by Regular Broker/Dealers

During the fiscal year ended August 31, 2013, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund's aggregate holdings of the securities of each such issuer as of August 31, 2013:

Fund	Broker/Dealer	Value of Securities
MFS Cash Reserve Fund	Bank of Montreal	$10,932,000
	Barclays PLC	$0*
	HSBC Holdings PLC	$0*
	JPMorgan Chase & Co.	$9,560,698
	Royal Bank of Canada	$0*
	Toyota Financial Services	$0*
	Wells Fargo Advisors LLC Pcg	$15,597,510

MFS Core Equity Fund	Citigroup Inc.	$14,066,930
	Goldman Sachs Group Inc.	$4,452,693
	JPMorgan Chase & Co.	$13,804,796
	Morgan Stanley	$5,711,250
	Wells Fargo & Company	$16,506,355

MFS Global Leaders Fund(1)	None	N/A

MFS Global New Discovery Fund(2)	None	N/A

MFS Government Money Market Fund	None	N/A

Fund	Broker/Dealer	Value of Securities
MFS Low Volatility Equity Fund(3)	None	N/A

MFS Low Volatility Global Equity Fund(3)	None	N/A

MFS Mid Cap Growth Fund	Morgan Stanley	$14,582,968

MFS Money Market Fund	Barclays PLC	$0*
	BMO Financial Group	$0*
	HSBC Holdings PLC	$0*
	JPMorgan Chase & Co.	$6,383,136
	Royal Bank of Canada	$0*
	Toyota Financial Services	$13,908,911
	Wells Fargo Advisors LLC Pcg	$14,757,913

MFS New Discovery Fund	LPL Financial Corporation	$24,826,497

MFS Research International Fund	Barclays PLC	$91,259,746
	HSBC Holdings PLC	$173,112,899
	UBS AG	$76,400,133

MFS Technology Fund	None	N/A

MFS Value Fund	Bank of New York	$386,775,451
	Goldman Sachs Group Inc.	$545,536,202
	JPMorgan Chase & Co.	$920,159,890
	PNC Bank	$193,909,444
	Wells Fargo Bank NA	$720,632,713

* Each applicable Fund sold the security prior to August 31, 2013.
(1) MFS Global Leaders Fund commenced operations on September 28, 2011.
(2) MFS Global New Discovery Fund commenced operations on December 16, 2011.
(3) MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund commenced operations on December 5, 2013.

Transactions with Research Firms

During the fiscal year ended August 31, 2013, the Fund allocated the following amount of transactions and related commissions to broker/dealer firms that have been deemed by MFS to provide valuable Research ("Research Firms").  The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.  The amounts shown do not include transactions directed to electronic communications networks owned by the Research Firms for execution only services.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms

MFS Cash Reserve Fund	N/A	N/A

MFS Core Equity Fund	$1,056,880,622	$910,271

MFS Global Leaders Fund(1)	$17,919,350	$10,266

MFS Global New Discovery Fund(2)	$21,204,859	$18,993

MFS Government Money Market Fund	$0	$0

MFS Low Volatility Equity Fund(3)	N/A	N/A

MFS Low Volatility Global Equity Fund(3)	N/A	N/A

MFS Mid Cap Growth Fund	$1,193,859,354	$845,310

MFS Money Market Fund	$0	$0

MFS New Discovery Fund	$2,555,245,073	$2,852,520

MFS Research International Fund	$4,018,498,043	$5,105,213

MFS Technology Fund	$337,125,205	$407,276

MFS Value Fund	$6,680,416,078	$3,933,363

(1) MFS Global Leaders Fund commenced operations on September 28, 2011.
(2) MFS Global New Discovery Fund commenced operations on December 16, 2011.
(3) MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund commenced operations on December 5, 2013.

APPENDIX N - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

This list of recipients below is current as of October 1, 2013, and any additions, modifications, or deletions to this list that have occurred since that date are not reflected. The portfolio holdings of the Fund which are provided to these recipients, or to which these recipients have access, may be the Fund’s current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed below must agree, or otherwise have an independent duty, to maintain this information in confidence and/or agree not to trade directly or indirectly based on the information. MFS will use reasonable efforts to monitor a recipient's use of non-public portfolio holdings information provided under these agreements by means that may include contractual provisions, periodic due diligence, notices reminding a recipient of their obligations, or other commercially reasonable means.

Name of Recipient	Purpose of Disclosure
Abel Noser Corp.	Analytical Tool
Atos	IT Client Services and Desktop Architecture
MSCI BARRA, Inc.	Analytical Tool
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Checkfree Corp.	Software Vendor
Citigroup	Analytical Tool
Cogent Consulting	Consultant
Deloitte & Touche LLP	Independent Registered Public Accounting Firm
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp	Accounting System
Ernst & Young LLP	Independent Registered Public Accounting Firm
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
Global Trading Analytics	Analytical Tool
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
JP Morgan Chase Bank*	Fund Custodian/Derivatives Collateral Manager
J.P. Morgan Securities Inc.	Analytical Tool
KPMG, LLP**	Client
Lipper Inc.	Publication Preparation
Markit Group	Pricing Service
Massachusetts Financial Services Company	Fund Management
MFS Fund Distributors, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
RiskMetrics	Analytical Tool
Ropes & Gray LLP	Legal Counsel
RR Donnelly	Software Vendor and Typesetting and Printing Services
R.V. Kuhns & Associates Inc.**	Consultant
S&P Capital IQ	Fund Pricing
State Street Bank and Trust Company	Custodian
UBS Global Asset Manager (Americas), Inc. ***	Fund Management
Wilshire Analytics/Axiom	Analytical Tool

*
JPMorgan Chase Bank also receives non-public portfolio holdings information from UBS Global Asset Management (Americas), Inc. in its role as the derivatives collateral manager for the portion of the MFS Diversified Target Return Fund for which UBS serves as sub-adviser.

**
KPMG, LLP receives limited non-public portfolio holdings information for the MFS Global Equity Fund and the MFS Emerging Markets Debt Fund in order to satisfy auditor independence rules; R.V. Kuhns & Associates, Inc. acts as a consultant to KPMG and receives the same limited non-public holdings information for these Funds.

***	UBS Global Asset Management (Americas), Inc. receives non-public portfolio holdings information regarding the portion of MFS Diversified Target Return Fund for which it serves as sub-adviser.

N-1

APPENDIX O - DESCRIPTION OF RATINGS

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Investors Service Description of its Ratings

Moody’s Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Excerpts From Standard & Poor's Ratings Services Description of its Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payments arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made with any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Excerpts from Fitch Ratings Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA: Highest credit quality.

'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.

'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.

'RD' ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

'D' ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-‘’ may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the “AAA” Long-Term IDR category or to Long-Term IDR categories below “B”.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:  Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2:  Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3:  Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B:  Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk.

Default is a real possibility.

RD:  Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:  Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, MA 02199

(617) 954-5000

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue, Boston, MA 02199

(617) 954-5000

Shareholder Servicing Agent

MFS Service Center, Inc.

P.O. Box 55824, Boston, MA 02205-5824

Toll free:  1-800-225-2606